UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Alliqua, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alliqua, Inc.

2510 Cabot Blvd. West

Langhorne, PA 19047

Telephone: (215) 702-8550

April 22, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Alliqua, Inc. to be held at 9:00 a.m., Eastern Time, on June 5, 2014, at the Sheraton Bucks County Hotel, located at 400 N Oxford Valley Rd., Langhorne, PA 19047.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their shareholders over the Internet. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy statement and our 2013 Annual Report to Shareholders. We believe this process allows us to provide our shareholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2013 Annual Report to Shareholders and a form of proxy card or voting instruction card.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend. If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Jerome Zeldis

Jerome Zeldis, M.D., Ph.D.

Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2014:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2013 Annual Report to Shareholders are available at:

www.proxyvote.com

Alliqua, Inc.

2510 Cabot Blvd. West

Langhorne, PA 19047

Telephone: (215) 702-8550

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 5, 2014

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Alliqua, Inc., a Florida corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on June 5, 2014, at the Sheraton Bucks County Hotel, located at 400 N Oxford Valley Rd., Langhorne, PA 19047. We will consider and act on the following items of business at the Annual Meeting:

(1)	Approval of the Agreement and Plan of Merger (the “Plan of Merger”) between the Company and its wholly-owned Delaware subsidiary, Alliqua BioMedical, Inc. (“Alliqua Delaware”), pursuant to which the Company will merge with and into Alliqua Delaware for the sole purpose of changing the Company’s name and state of domicile, including the approval of the Certificate of Incorporation of Alliqua Delaware.

(2)	If Proposal 1 is approved, approval of an amendment of the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors.

(3)	If Proposal 2 is approved, election of seven directors to serve on our board of directors for a term of one year or until their respective successors are elected and qualified.

(4)	If Proposal 2 is not approved, election of three Class I directors and two Class II directors to serve on our board of directors for a term of two and three years, respectively, or until their respective successors are elected and qualified.

(5)	Approval of the Alliqua, Inc. 2014 Long-Term Incentive Plan.

(6)	An advisory vote on executive compensation as disclosed in these materials.

(7)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(8)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

(9)	Such other business as may properly come before the Annual Meeting.

Proposal 2 will only be presented to the meeting if Proposal 1 is approved. Proposal 3 will only be presented to the meeting if Proposal 2 is approved. Proposal 4 will only be presented to the meeting if Proposal 2 is not approved.

Shareholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR Proposal 1; if Proposal 1 is approved, FOR Proposal 2; if Proposal 2 is approved, FOR Proposal 3; if Proposal 2 is not approved, FOR Proposal 4; FOR Proposal 5; FOR Proposal 6; THREE YEARS for Proposal 7; and FOR Proposal 8.

The board of directors has fixed the close of business on April 21, 2014 as the record date (the “Record Date”). Only holders of record of shares of our common stock on such date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or if you requested to receive printed proxy materials, complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Jerome Zeldis

Jerome Zeldis, M.D., Ph.D.

Chairman

April 22, 2014

Table of Contents

ABOUT THE ANNUAL MEETING	3

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	10

REPORT OF THE AUDIT COMMITTEE	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18

PROPOSAL 1: APPROVAL OF THE REINCORPORATION PROPOSAL	19

PROPOSAL 2: APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF ALLIQUA DELAWARE TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS	33

PROPOSAL 3: ELECTION OF DIRECTORS IF PROPOSAL 2 IS APPROVED	35

PROPOSAL 4: ELECTION OF DIRECTORS IF PROPOSAL 2 IS NOT APPROVED	39

EXECUTIVE OFFICERS	40

EXECUTIVE COMPENSATION	40

DIRECTOR COMPENSATION	53

PROPOSAL 5: APPROVAL OF ALLIQUA, INC. 2014 LONG-TERM INCENTIVE PLAN	55

PROPOSAL 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION	63

PROPOSAL 7: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	64

PROPOSAL 8: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65

OTHER BUSINESS	67

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS	67

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Alliqua, Inc.

2510 Cabot Blvd. West

Langhorne, PA 19047

Telephone: (215) 702-8550

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 5, 2014

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Alliqua” refer to Alliqua, Inc., a Florida corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

All amounts set forth in this proxy statement are adjusted for the 1-for-43.75 reverse stock split of our common stock that occurred November 18, 2013.

The accompanying proxy is solicited by the board of directors on behalf of Alliqua, Inc., a Florida corporation, to be voted at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on June 5, 2014, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to shareholders on or about April 22, 2014.

The executive offices of the Company are located at, and the mailing address of the Company is, 2510 Cabot Boulevard West, Langhorne, Pennsylvania 19047.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2014:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2013 Annual Report to Shareholders are available at:

www.proxyvote.com

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials to their shareholders over the Internet. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our 2013 Annual Report to Shareholders. We believe this process allows us to provide our shareholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2013 Annual Report to Shareholders and a form of proxy card or voting instruction card.

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including the following:

(1)	Approval of the Agreement and Plan of Merger (the “Plan of Merger”) between the Company and its wholly-owned Delaware subsidiary, Alliqua BioMedical, Inc. (“Alliqua Delaware”), pursuant to which the Company will merge with and into Alliqua Delaware for the sole purpose of changing the Company’s name and state of domicile, including the approval of the Certificate of Incorporation of Alliqua Delaware.

(2)	If proposal 1 is approved, approval of an amendment of the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors.

(3)	If Proposal 2 is approved, election of seven directors to serve on our board of directors for a term of one year or until their respective successors are elected and qualified.

(4)	If Proposal 2 is not approved, election of three Class I directors and two Class II directors to serve on our board of directors for a term of two and three years, respectively, or until their respective successors are elected and qualified.

(5)	Approval of the Alliqua, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”).

(6)	An advisory vote on executive compensation as disclosed in these materials.

(7)	An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

(8)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

(9)	Such other business as may properly come before the Annual Meeting.

Proposal 2 will only be presented to the meeting if Proposal 1 is approved. Proposal 3 will only be presented to the meeting if Proposal 2 is approved. Proposal 4 will only be presented to the meeting if Proposal 2 is not approved.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one Notice or Proxy Statement to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Notice or Proxy Statement in the future, he or she may contact Alliqua, Inc., 2510 Cabot Boulevard West, Langhorne, Pennsylvania 19047, Attn: Investor Relations or call (215) 702-8550 and ask for Investor Relations. Eligible shareholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

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We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, the Company has elected to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 21, 2014 (the “Record Date”). The Record Date was established by the board of directors as required by Florida law. On the Record Date, 15,603,927 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the shares represented, and who would be entitled to vote at the Annual Meeting if a quorum were present, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

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What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the proposal to approve the Plan of Merger to effect the reincorporation of the Company from the State of Florida to the State of Delaware (Proposal 1), the proposal to amend the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors (Proposal 2), the election of directors (Proposals 3 and 4), the proposal to approve the 2014 Plan (Proposal 5), the advisory vote on executive compensation (Proposal 6) or the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years (Proposal 7) in the absence of specific instructions from you.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been recorded properly.

•	In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a shareholder is not the same as a nominee issued proxy.

•	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

The board of directors has appointed David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, to serve as the proxies for the Annual Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above.

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Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Jessica Price, controller, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

With respect to the proposal to approve the Plan of Merger to effect the reincorporation of the Company from the State of Florida to the State of Delaware (Proposal 1), the proposal to amend the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors (Proposal 2), the approval of the 2014 Plan (Proposal 5), the advisory vote on executive compensation (Proposal 6) and the ratification of the independent registered public accounting firm (Proposal 8), shareholders may vote for the proposal, against the proposal, or may abstain from voting on the proposal. With respect to the election of directors (Proposals 3 and 4), shareholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years (Proposal 7), shareholders may vote to hold an advisory vote on executive compensation every one, two or three years or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the approval of the Plan of Merger to effect the reincorporation of the Company from the State Florida to the State of Delaware.

Proposal 2—If Proposal 1 is approved, FOR the amendment of the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors.

Proposal 3—If Proposal 2 is approved, FOR the election of the seven nominees for director.

Proposal 4—If Proposal 2 is not approved, FOR the election of the three nominees for Class I directors and the two nominees for Class II directors.

Proposal 5—FOR the approval of the 2014 Plan.

Proposal 6—FOR the advisory vote on executive compensation as disclosed in these materials.

Proposal 7—FOR an advisory vote on executive compensation EVERY THREE YEARS.

Proposal 8—FOR the ratification of the independent registered public accounting firm.

Proposal 2 will only be presented to the meeting if Proposal 1 is approved. Proposal 3 will only be presented to the meeting if Proposal 2 is approved. Proposal 4 will only be presented to the meeting if Proposal 2 is not approved.

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What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the approval of the Plan of Merger to effect the reincorporation of the Company from the State Florida to the State of Delaware.

Proposal 2—If Proposal 1 is approved, FOR the amendment of the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors.

Proposal 3—If Proposal 2 is approved, FOR the election of the seven nominees for director.

Proposal 4—If Proposal 2 is not approved, FOR the election of the three nominees for Class I directors and the two nominees for Class II directors.

Proposal 5—FOR the approval of the 2014 Plan.

Proposal 6—FOR the advisory vote on executive compensation as disclosed in these materials.

Proposal 7—FOR an advisory vote on executive compensation EVERY THREE YEARS.

Proposal 8—FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

•	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Brian Posner, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Eastern Time, on June 4, 2014.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Approval of the Plan of Merger and reincorporation (Proposal 1) will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposal at the Annual Meeting.

Approval of the amendment of the Certificate of Incorporation of Alliqua Delaware to provide for the annual election of directors (Proposal 2) will require the affirmative vote of the holders of sixty-six and two thirds percent (66 2/3%) of the shares outstanding and entitled to vote on such proposal at the Annual Meeting.

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Assuming the presence of a quorum, if Proposal 2 is approved, the seven director nominees (Proposal 3) who receive a majority of the votes cast in the election of directors will be elected. If Proposal 2 is not approved, the three director nominees for Class I and the two director nominees for Class II (Proposal 4) who receive a majority of votes cast in the election of directors will be elected.

Assuming the presence of a quorum, approval of the 2014 Plan (Proposal 5), the advisory vote on executive compensation (Proposal 6) and the ratification of the independent registered public accounting firm (Proposal 8) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal. For the advisory vote on how frequently our shareholders should vote on the compensation of our named executive officers (Proposal 7), the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our shareholders. Please note that Proposals 6 and 7 are non-binding advisory votes.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions and votes withheld from director nominees will have no effect on Proposals 3, 4, 5, 6, 7 and 8. However, abstentions will have the effect of a vote against Proposals 1 and 2 because such proposals requires an affirmative vote by a certain percentage of the shares outstanding and entitled to vote.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon Proposals 3, 4, 5, 6 or 7. Broker non-votes are not applicable to Proposal 8. However, broker non-votes will have the effect of a vote against Proposals 1 and 2 because such proposals requires an affirmative vote by a certain percentage of the shares outstanding and entitled to vote.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

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Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Brian Posner by email at info@alliqua.com or phone at (215) 702-8550.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that each of Joseph Leone, Kenneth Pearsen, Jeffrey Sklar and Jerome Zeldis, M.D., Ph.D. satisfy the requirements for independence set out in Section 5605(a)(2) of the Nasdaq Stock Market Rules and that each of these directors has no material relationship with us (other than being a director and/or a shareholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Leone and Sklar and Dr. Pearsen, each of whom our board has determined to be financially literate and qualify as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the rules of the Nasdaq Stock Market. Mr. Leone is the chairman of our audit committee. In addition, each of Messrs. Leone and Sklar qualify as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The function of the audit committee is to assist the board of directors in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of our independent auditors and (4) the performance of our internal audit function and internal control systems. The audit committee held a total of four meetings during the fiscal year ended December 31, 2013. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.alliqua.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Leone and Sklar and Dr. Zeldis, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market. Dr. Zeldis is the chairman of our nominating and corporate governance committee. The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the board, and select the director nominees for election at each annual meeting of shareholders. The nominating and corporate governance committee held five meetings during the fiscal year ended December 31, 2013. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.alliqua.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Leone and Sklar and Dr. Zeldis, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the Nasdaq Stock Market, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the rules of the Nasdaq Stock Market. Mr. Sklar is the chairman of our compensation committee. The function of the compensation committee is to discharge the board of directors’ responsibilities relating to compensation of our executive officers. The primary objective of the compensation committee is to approve and evaluate all of our compensation plans, policies and programs insofar as they affect our executive officers. The compensation committee held a total of three meetings during the fiscal year ended December 31, 2013. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.alliqua.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

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Meetings and Attendance

During the fiscal year ended December 31, 2013, the board of directors held 12 meetings, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at shareholder meetings, but members of our board of directors are encouraged to attend. We did not hold an annual meeting of shareholders during 2013.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the shareholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Jerome Zeldis, M.D., Ph.D., is our independent, non-executive chairman of the board of directors and David Johnson is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its shareholders. Furthermore, we believe that Dr. Zeldis is especially suited to serve as our chairman of the board, in light of his significant scientific, medical and executive leadership experience in the healthcare and biopharmaceutical industry, as well as his understanding of the complex system of clinical research, which provide him with a unique perspective on the best methods of growth and executive leadership for a biopharmaceutical company.

Role in Risk Oversight

The board of directors has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding the Company’s financial position and operations, as well as the risks associated with each. While the board of directors is ultimately responsible for risk oversight at the Company, our board committees assist the board of directors in fulfilling oversight responsibilities in certain areas of risk. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and corporate governance committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure of the board of directors, succession planning for our directors and executive officers, and corporate governance.

Communications with the Board of Directors

We have no formal procedures to follow for shareholders to communicate with the board of directors. Any shareholder who wishes to communicate with our board of directors, any committee of our board of directors or any individual director, may do so by mailing or delivering a written communication to c/o Alliqua, Inc., 2150 Cabot Boulevard West, Langhorne, Pennsylvania 19047, Attention: Dr. Jerome Zeldis, Chairman of the Board of Directors. All appropriate communications received from shareholders at the designated address will be forwarded to the full board of directors, any committee thereof or individual director to whom the communication is addressed.

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Director Nomination Policies

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board by the nominating and corporate governance committee for selection, except for Perry Karsen, who was nominated in accordance with certain rights held by Celgene Corporation (“Celgene”) pursuant to a Stock Purchase Agreement dated November 14, 2013 by and between us and Celgene (the “Celgene Agreement”). For a description, see “Proposal 3: Election of Directors if Proposal 2 is Approved.”

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those put forward by shareholders. Shareholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, at the following address: Alliqua, Inc., 2150 Cabot Boulevard West, Langhorne, Pennsylvania 19047, in accordance with the provisions of the Company’s bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and Company circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

We effected a 1-for-43.75 reverse stock split of our outstanding common stock on November 18, 2013. Unless otherwise indicated, the share numbers and prices described below have been adjusted to give effect to the reverse stock split.

On March 14, 2014, James Sapirstein resigned as chief executive officer of Alliqua Biomedical, Inc., our wholly-owned subsidiary, effective immediately. In connection with his resignation, we entered into a general release and severance agreement with Mr. Sapirstein, pursuant to which, among other things, (i) that certain executive employment agreement between Mr. Sapirstein and the Company, dated September 28, 2012 was terminated, except with respect to the provisions of the employment agreement relating to confidentiality and restrictive covenants that remain in effect, (ii) Mr. Sapirstein resigned from his positions with the Company, and (iii) we agreed to provide Mr. Sapirstein with the following: (a) a lump sum payment in the amount of $210,000; (b) severance payments, in an amount equal to his base salary for a severance period of six months, commencing on the 60th day following the date of resignation; (c) continued health insurance coverage for the severance period; and (d) the full and immediate vesting of all outstanding stock options and restricted stock unit awards granted to Mr. Sapirstein, with such stock options remaining exercisable for a period of two years following the date of resignation.

On January 6, 2014, we entered into an option cancellation and release agreement with each of Richard Rosenblum, our former president, co-executive chairman and director, and David Stefansky, our former co-executive chairman and current director, pursuant to which the parties agreed to cancel certain options to purchase 278,096 shares of common stock at exercise prices ranging from $6.34 to $9.19 that were previously granted to each of Messrs. Rosenblum and Stefansky, as set forth in the applicable stock option agreements. In exchange for the cancellation of their respective options and option agreements, we granted to each of Messrs. Rosenblum and Stefansky, pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan, 194,667 full shares of common stock of the Company as of January 6, 2014.

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On November 14, 2013, we entered into a license, marketing and development agreement with Anthrogenesis Corporation, d/b/a Celgene Cellular Therapeutics (“CCT”), pursuant to which CCT granted the Company an exclusive, royalty-bearing license in its intellectual property of certain placental based products, including ECMs, an extracellular matrix derived from the human placenta, and Biovance, CCT’s proprietary wound coverings produced from decellularized, dehydrated human amniotic membrane, to develop and commercialize ECMs and Biovance in the United States.  Following the commencement of commercial sales of the licensed products under the agreement, the Company will pay CCT annual license fees, designated amounts when certain milestone events occur and royalties on all sales of licensed products, with such amounts being variable and contingent on various factors. In addition, on November 14, 2013, we entered into a supply agreement, amended on April 10, 2014, with CCT pursuant to which CCT will supply us with our entire requirement of Biovance for distribution and sale in the United States, and on April 10, 2014, we entered into a supply agreement with CCT pursuant to which CCT will supply us with our entire requirement of ECMs when they receive regulatory clearance and/or approval in the United States, for distribution and sale in the United States. CCT is a wholly-owned subsidiary of Celgene, which owns more than 5% of our voting securities. Jerome Zeldis, M.D., Ph.D., who is the current chairman of our board of directors and director nominee, is the chief executive officer of Celgene Global Health and chief medical officer of Celgene. Perry Karsen, who is a member of our board of directors and director nominee, is the executive vice president and chief operations officer of Celgene and the chief executive officer of CCT.

On November 11, 2013, we entered into a separation and general release agreement with David Stefansky, our former co-executive chairman and current director, pursuant to which Mr. Stefansky’s employment agreement with us, dated as of May 31, 2012, was terminated effective as of December 31, 2012. Pursuant to the separation and general release agreement, in exchange for Mr. Stefansky waiving and releasing us from any claims he may have had against us, all unvested options to purchase shares of our common stock held by Mr. Stefansky were immediately vested in full. On November 11, 2013, retroactively effective to January 1, 2013, and in connection with the simultaneous execution of a separation and general release agreement, we also entered into a consulting agreement with Mr. Stefansky, pursuant to which, through December 31, 2014, Mr. Stefansky will provide certain advisory and transitional consulting services to the Company at the Company’s request in exchange for (i) a one-time grant of 186,165 shares of common stock and (ii) monthly payments of $2,500. Mr. Stefansky received these payments from December 2013 through March 2014.

On September 3, 2013, Steven Berger resigned as our chief financial officer, secretary and treasurer, and in connection Mr. Berger’s resignation, we entered into a transition agreement and release, dated September 3, 2013, pursuant to which we granted Mr. Berger an award of nonqualified stock options to purchase 114,286 shares of common stock at an exercise price of $4.38, which vested immediately upon the execution of a release by Mr. Berger on such date. The options have a term of three years. We paid Mr. Berger’s salary through December 31, 2013 and we also agreed to pay Mr. Berger $600 per month during 2014.

On June 28, 2013, we entered into a separation and general release agreement with Richard Rosenblum, our former president, co-executive chairman and director, pursuant to which Mr. Rosenblum’s employment agreement with us, dated as of May 16, 2012 was terminated effective as of December 31, 2012. Pursuant to the separation and general release agreement, in exchange for Mr. Rosenblum waiving and releasing us from any claims he may have had against us, all unvested options to purchase shares of our common stock held by Mr. Rosenblum were immediately vested in full and we entered into a consulting agreement with Mr. Rosenblum, dated as of June 28, 2013, retroactively effective to January 1, 2013. Pursuant to the consulting agreement, through December 31, 2014, Mr. Rosenblum will provide certain consulting services to us at our request in exchange for (i) a one-time grant of 186,165 shares of common stock, and (ii) monthly payments of $2,500. Mr. Rosenblum received these payments from July 2013 through July 2014.

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Private Placements

On April 14, 2014, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 2,139,287 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 427,857 shares of common stock at an exercise price of $10.50 per share, in exchange for aggregate consideration of approximately $14,975,000. The investors in this private placement transaction included Celgene, who purchased 714,286 units at a price per unit of $7.00, for an aggregate purchase price of $5,000,000, Broadfin Healthcare Master Fund, Ltd., a greater than 5% beneficial owner of our common stock, who purchased 500,000 units at a price per unit of $7.00, for an aggregate purchase price of $3,500,000 and Perceptive Life Sciences Master Fund Ltd., together with its affiliates, a greater than 5% beneficial owner of our common stock, who purchased 231,071 units at a price per unit of $7.00, for an aggregate purchase price of $1,617,500.

On April 11, 2014, we entered into a letter agreement with certain of the holders of warrants to purchase shares of our common stock that were granted pursuant to a securities purchase agreement dated November 18, 2013. Pursuant to the letter agreement, any holders that exercised their warrants on or before April 11, 2014 would receive, upon the closing of such transaction, certain registration rights for the shares of common stock that (i) were issued to the exercising holders pursuant to the November purchase agreement and (ii) were issuable upon the exercise of the warrants. On April 11, 2014, we received approximately $5,293,000 upon the exercise of the warrants, and issued a total of 930,313 shares of common stock pursuant to the terms of the warrants. Under the terms of the letter agreement, on or prior to July 9, 2014, we are required, at our expense, to use our reasonable best efforts to prepare and file with the SEC a registration statement on Form S-3 (or such other form if, at such time, we are not eligible to utilize such Form S-3) covering the resale of all of the registrable securities, and we are required to use our reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable thereafter. Broadfin Healthcare Master Fund, Ltd. and Perceptive Advisors LLC, together with its affiliates, a greater than 5% beneficial owner of our common stock, entered into the letter agreement and purchased 348,432 and 278,746 shares of common stock, respectively, for consideration of $1,982,578.08 and $1,586,064.74, respectively, upon the exercise of these warrants.

On November 14, 2013, we entered into a stock purchase agreement with Celgene, pursuant to which we sold, on November 18, 2013, an aggregate of 1,672,474 shares of our common stock and a five year warrant to purchase an aggregate of 836,237 shares of our common stock at an exercise price of $5.69 per share, in exchange for aggregate consideration of $6,000,000. In connection with the stock purchase agreement, Celgene received the right to appoint a director to our board. Accordingly, on November 27, 2013, we increased the size of our board to nine directors and appointed Mr. Karsen, the individual designated by Celgene, as a Class I director, to fill the newly created vacancy and to serve in such capacity until our next annual meeting of shareholders, until his successor is duly elected and qualified, or his earlier death, resignation or removal. Mr. Karsen, who is a member of our board of directors and director nominee, is the executive vice president and chief operations officer of Celgene.

On June 28, 2013, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 557,862 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 557,862 shares of common stock at an exercise price of $4.24 per share, in exchange for aggregate consideration of $1,976,925. The investors in this private placement transaction included Jerome Zeldis, M.D., Ph.D., who purchased 197,530 units at a price per unit of $3.54, for an aggregate purchase price of $700,000, David Johnson and David Stefansky, who each purchased 14,109 units at a price per unit of $3.54, for an aggregate purchase price of $50,000 and Joseph Leone and Kenneth Pearsen, who each purchased 2,821 units at a price per unit of $3.54, for an aggregate purchase price of $10,000.

On February 22, 2013, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 107,372 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 107,372 shares of common stock at an exercise price of $4.24 per share, in exchange for aggregate consideration of $380,500. The investors in this private placement transaction included Jerome Zeldis, M.D., Ph.D., who purchased 28,218 units at a price per unit of $3.54, for an aggregate purchase price of $100,000, David Johnson, David Stefansky and an affiliate of Richard Rosenblum, who each purchased 14,109 units at a price per unit of $3.54, for an aggregate purchase price of $50,000 each and Joseph Leone, who purchased 5,643 units at a price per unit of $3.54, for an aggregate purchase price of $20,000.

On November 8, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 372,571 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 372,571 shares of common stock at an exercise price of $2.19 per share, in exchange for aggregate consideration of $815,000. The investors in this private placement transaction included Harborview Value Master Fund, LP, which purchased 22,857 units at a price per unit of $2.19, through the conversion of a promissory note in the amount of $50,000; David Stefansky, who purchased 57,142 units at a price per unit of $2.19, for an aggregate purchase price of $125,000; and Kenneth Londoner (our former director), who purchased 9,142 units at a price per unit of $2.19, for an aggregate purchase price of $20,000. Each of Richard Rosenblum and David Stefansky hold a 50% interest in and are the managing members of Harborview Advisors, LLC, the investment manager of Harborview Value Master Fund, L.P.

On August 14, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 121,143 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 60,571 shares of common stock at an exercise price of $2.19 per share, in exchange for aggregate consideration of $265,000. The investors in this private placement transaction included Mr. Stefansky, who purchased 45,714 units at a price per unit of $2.19, for an aggregate purchase price of $100,000, Mr. Rosenblum, who purchased 34,285 units at a price per unit of $2.19, for an aggregate purchase price of $75,000, and Joseph Leone, who purchased 6,857 units at a price per unit of $2.19, for an aggregate purchase price of $15,000.

On February 16, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which we issued, in the aggregate, (i) 480,000 shares of common stock and (ii) five year warrants to purchase, in the aggregate, up to 240,000 shares of common stock at an exercise price of $3.09 per share, in exchange for aggregate consideration of $1,050,000. The investors in this private placement transaction included Harborview Value Master Fund, L.P., which purchased 22,857 units at a price per unit of $2.19, for an aggregate purchase price of $50,000, Jeffrey Sklar, who purchased 22,857 units at a price per unit of $2.19, for an aggregate purchase price of $50,000, and Michael M. Goldberg, M.D. (our former director), who purchased 45,714 units at a price per unit of $2.19, for an aggregate purchase price of $100,000. Each unit consisted of one share of common stock and a warrant to purchase 0.5 of a share of common stock.

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In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2013, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP. The audit committee has also discussed with Marcum LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the audit committee concerning independence, and has discussed with Marcum LLP that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 that was filed with the SEC.

The Audit Committee:

Joseph Leone (Chairman)

Jeffrey Sklar

Kenneth Pearsen, M.D.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 7, 2014 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Alliqua, Inc., 2150 Cabot Blvd. West, Langhorne, PA 19047. As of April 21, 2014, we had 15,603,927 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Benficially Owned(1)
5% Owners
Celgene Corporation 86 Morris Avenue Summit, New Jersey 07901	3,222,997	(2)	19.6%
Broadfin Healthcare Master Fund, Ltd. c/o 20 Genesis Close Ansbacher House, Second Floor PO Box 1344 Grand Cayman E9 KY 1-1108 Cayman Islands	1,545,296		9.9%
Perceptive Advisors, LLC 499 Park Avenue, 25th Floor New York, New York 10022	1,067,308	(3)	6.8%

Officers and Directors
David I. Johnson	996,742	(4)	6.1%
Brian Posner	64,354	(5)	*
Jerome Zeldis	707,149	(6)	4.4%
Perry Karsen	-		-
Joseph M. Leone	99,322	(7)	*
Kenneth D. Pearsen	17,749	(8)	*
Jeffrey Sklar	70,506	(9)	*
David Stefansky	692,774	(10)	4.4%
Directors and executive officers as a group (8 persons)	2,648,596		14.8%

* Represents ownership of less than 1%

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 21, 2014. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

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(2)	Based on information contained in Amendment No. 2 to Schedule 13D filed with the SEC on April 15, 2014. Comprised of (i) 2,386,760 shares of our common stock owned directly by Celgene Corporation and (ii) 836,237 shares of our common stock issuable to Celgene Corporation upon the exercise of warrants that are currently exercisable.

(3)	Comprised of (i) 836,237 shares of our common stock owned directly by Perceptive Advisors, LLC and (ii) 231,071 shares of our common stock owned directly by Perceptive Life Sciences Master Fund Ltd.

(4)	Comprised of (i) 376,006 shares of our common stock owned directly by Mr. Johnson, (ii) 592,518 shares of our common stock issuable to Mr. Johnson upon the exercise of vested stock options, and (iii) 28,218 shares of common stock issuable upon the exercise of warrants held by Mr. Johnson.

(5)	Comprised of (i) 2,640 shares of our common stock owned directly by Mr. Posner and (ii) 61,714 shares of our common stock issuable to Mr. Posner upon the exercise of vested stock options.

(6)	Comprised of (i) 225,750 shares of our common stock owned directly by Mr. Zeldis, (ii) 255,649 shares of our common stock issuable to Mr. Zeldis upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 225,750 shares of common stock issuable upon the exercise of warrants held by Mr. Zeldis.

(7)	Comprised of (i) 15,323 shares of our common stock owned directly by Mr. Leone, (ii) 72,104 shares of our common stock issuable to Mr. Leone upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 11,895 shares of common stock issuable upon the exercise of warrants held by Mr. Leone.

(8)	Comprised of (i) 2,822 shares of our common stock owned directly by Mr. Pearsen, (ii) 12,105 shares of our common stock issuable to Mr. Pearsen upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 2,822 shares of common stock issuable upon the exercise of warrants held by Mr. Pearsen.

(9)	Comprised of (i) 22,857 shares of our common stock owned directly by Mr. Sklar, (ii) 686 shares of our common stock held in a custodial account for a child, of which Mr. Sklar disclaims beneficial ownership, (iii) 35,534 shares of our common stock issuable to Mr. Sklar upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 11,429 shares of common stock issuable upon the exercise of warrants held by Mr. Sklar.

(10)	Comprised of (i) 7,086 shares of our common stock owned directly by Harborview Capital Management, LLC, (ii) 576,222 shares of our common stock owned directly by Mr. Stefansky, (iii) 1,248 shares of our common stock issuable to Mr. Stefansky upon the exercise of stock options that will vest within 60 days, and (iv) 108,218 shares of common stock issuable upon the exercise of warrants held by Mr. Stefansky. Mr. Stefansky is one of the two managing members of Harborview Capital Management, LLC and disclaims beneficial ownership of the reported securities, except to the extent of any pecuniary interest in the securities.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2013, each of our directors, officers and greater than ten percent shareholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent shareholders, except for one late Form 4 filed by Mr. Johnson with respect to one transaction, one late Form 4 filed by Mr. Sapirstein with respect to one transaction, three late reports on Form 4 filed by Dr. Zeldis, covering two transactions that occurred during the most recently concluded fiscal year and one transaction that occurred in the prior fiscal year and one late Form 4 filed by each of Messrs. Pearsen, Rosenblum, Stefanksy, Leone, Sklar, Berger and Londoner, each with respect to one transaction that occurred in the prior fiscal year.

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PROPOSAL 1: APPROVAL OF THE REINCORPORATION PROPOSAL

On April 10, 2014, our board of directors approved the reincorporation of the Company from the State of Florida to the State of Delaware (the “Reincorporation”). The Reincorporation will be achieved through the merger of the Company with and into a newly formed wholly-owned subsidiary, Alliqua BioMedical, Inc., a Delaware corporation (“Alliqua Delaware”), pursuant to the Plan of Merger, a form of which is attached as Appendix A hereto, as a result of which our state of incorporation will be changed from Florida to Delaware. The board of directors also approved the Plan of Merger on April 10, 2014.

The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the sections “Certain Effects of the Change in State of Incorporation,” “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation” and “Potential Anti-Takeover Effects of Certain Provisions of Delaware Law and the Delaware Certificate and the Delaware Bylaws.” The Reincorporation will not result in any change in headquarters, business, management, location of the Company’s facilities or any change in the Company’s assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial).

Members of our management, including all directors and officers, will retain in Alliqua Delaware each of the respective positions, responsibilities, duties and benefits they currently hold with us. The directors elected at this Annual Meeting will become directors of Alliqua Delaware. There will be no substantive change in the Company’s currently effective employment agreements with executive officers or any substantive change in the direct or indirect equity interests of the current directors or executive officers as a result of the transfer or assignment of any currently effective employment agreements or equity interests by the Company to Alliqua Delaware upon the consummation of the Reincorporation. The total number of shares of all classes of stock that Alliqua Delaware is authorized to issue will be the same as the Company is currently authorized to issue.

At the effective time of the merger, each single share of our common stock will be converted into a corresponding single share of Alliqua Delaware common stock and such shares will continue to be quoted on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ALQA.”

Reasons for the Reincorporation

The purpose of the Reincorporation is to change the Company’s state of incorporation from Florida to Delaware, where a majority of publicly-traded corporations are domiciled. The board of directors believes that the Reincorporation under Delaware law is in the best interests of the Company and its shareholders for the reasons set forth below.

Predictability and Flexibility of Delaware Law.    For many years, Delaware has followed a policy that encourages incorporation in the state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized in Delaware. Contributing to Delaware’s prominence is the fact that both the legislative and judicial branches of Delaware state government have a demonstrated ability and a willingness to act responsively and effectively with respect to corporate issues.

The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changes and innovations in the corporate sphere. The Delaware courts have considerable expertise in dealing with corporate cases, supported by a substantial body of corporate case law. Delaware’s Court of Chancery (the “Chancery Court”) has jurisdiction over matters arising under the DGCL and has no jurisdiction over criminal and tort cases. The Delaware Chancery Court has a national reputation in the business community and is responsible for developing the case law in Delaware on corporate matters. In the Chancery Court, corporate cases are heard and decided by judges, without juries, with keen understandings of not just corporate law but also of business needs, honed through years of experience. The Chancery Court’s exclusive focus on the DGCL allows the court to process corporate litigation relatively quickly and effectively as compared to other state court systems. Florida does not have a court with exclusive jurisdiction over corporate matters.

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The American common law system means that the outcome of cases are based largely on legal precedent. The abundance of Delaware case law would enhance the clarity and predictability of any corporate law questions the Company may have, which will benefit the Company by allowing its board of directors and management to make decisions and take actions with greater confidence.

Well Established Principles of Corporate Governance.    As described above, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation. In particular, there is substantial precedent related to the conduct of the board under the business judgment rule and other standards of control person conduct. We believe that the Company’s shareholders will benefit from the well-established principles of corporate governance under Delaware law.

Increased Ability to Attract and Retain Qualified Directors. Reincorporation from Florida to Delaware may allow the Company to more easily recruit qualified candidates to serve on its board of directors.

Many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

The laws of Florida and Delaware both permit a corporation to include indemnification provisions in its articles or certificate of incorporation that reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks directors and officers of corporations face in exercising their fiduciary duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company’s intent to reduce these risks to the Company’s directors and officers and to limit the situations in which monetary damages can be recovered against the Company’s directors so that the Company may continue to attract and retain qualified directors and officers. The board of directors has found that Delaware case law on the limits of director liability is more developed and provides more guidance than Florida law.

Alliqua Delaware

Alliqua Delaware is our wholly owned subsidiary, formed exclusively for the purpose of merging with us. The address and phone number of Alliqua Delaware’s principal office is the same as those of the Company. Prior to the Reincorporation, Alliqua Delaware will have no material assets or liabilities and will not have carried on any business. Upon completion of the Reincorporation, the rights of the shareholders of Alliqua Delaware will be governed by the DGCL and the amended and restated certificate of incorporation and the bylaws of Alliqua Delaware (the “Delaware Certificate” and the “Delaware Bylaws,” respectively). A form of the Delaware Certificate and the Delaware Bylaws are attached to this Proxy Statement as Appendix B and Appendix C, respectively. If Proposal 2 is approved, the Delaware Certificate will be amended as described under “Proposal 2: Approval of Amendment of the Certificate of Incorporation of Alliqua Delaware to Provide for the Annual Election of Directors.”

The Plan of Merger

The Plan of Merger provides that the Company will merge with and into Alliqua Delaware, with Alliqua Delaware being the surviving corporation. Pursuant to the Plan of Merger and applicable law, Alliqua Delaware will assume all the assets and liabilities of the Company, including obligations under the Company’s outstanding indebtedness and contracts. The Company’s existing board of directors and officers will become the board of directors and officers of Alliqua Delaware under identical terms of office.

At the effective time of the merger, each outstanding share of our common stock will automatically be converted into one share of Alliqua Delaware common stock, par value $0.001. Holders of shares will not have to exchange their existing Company stock certificates for Alliqua Delaware stock certificates. However, after consummation of the merger, any shareholder desiring a new form of stock certificate (at their option and at their expense) may submit their Company stock certificates to the Transfer Agent for cancellation and obtain a certificate for the Delaware entity.

At the effective time of the merger, the Alliqua Delaware common stock will be quoted on Nasdaq under the symbol “ALQA.”

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The Plan of Merger was unanimously approved and adopted by the board of directors.

The Plan of Merger may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the merger, if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its shareholders.

Effective Time

The merger shall be effective upon the filing of the Certificate of Merger of Alliqua Delaware with the Secretary of State of Delaware pursuant to Section 252 of the DGCL and the simultaneous filing of the Articles of Merger of the Surviving Entity with the Department of State of the State of Florida pursuant to Section 607.1109 of the Florida Business Corporation Act (“FBCA”), both of which shall take place as soon as practicable following shareholder approval.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile. The Reincorporation will not result in any change in headquarters, business, management, location of the Company’s facilities, or any change in the Company’s assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we believe are immaterial). Members of the Company management, including all directors and officers, will retain in Alliqua Delaware each of the respective positions, responsibilities, duties and benefits they currently hold with the Company. The directors elected at this Annual Meeting will become directors of Alliqua Delaware. There will be no substantive change in the Company’s currently effective employment agreements with executive officers or any substantive change in the direct or indirect equity interests of the current directors or executive officers as a result of the transfer or assignment of any currently effective employment agreements or equity interests by the Company to Alliqua Delaware upon the consummation of the Reincorporation. At the effective time of the merger, each single share of common stock of the Company will be converted into a corresponding single share of Alliqua Delaware common stock.

As noted above, the Delaware Certificate and the Delaware Bylaws will be the governing instruments of the surviving corporation following the Reincorporation. This will result in the Company being governed by a charter and bylaws in certain ways different from that of the current articles of incorporation and bylaws of the Company. Some of these changes are purely procedural in nature, and include the change in the location of the registered office and agent of the Company from a location in Florida to one in Delaware. Alliqua Delaware will also be governed by laws different from those governing the Company, as there are also material differences between the DGCL and the FBCA. Certain changes to the articles of incorporation and bylaws of the Company, as well as certain differences between the DGCL and the FBCA, are discussed below. This summary does not purport to be complete and is qualified in its entirety by reference to the DGCL, the FBCA, the Delaware Certificate and the Delaware Bylaws, both of which are included herewith as Appendix B and Appendix C, respectively. If Proposal 2 is approved, the Delaware Certificate will be amended as described under “Proposal 2: Approval of Amendment of the Certificate of Incorporation of Alliqua Delaware to Provide for the Annual Election of Directors.”

Certain Changes to the Articles of Incorporation

The Delaware Certificate will replace our existing articles of incorporation (the “Current Articles”). In addition to the items discussed below, see “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation.”

Preferred Stock. The Delaware Certificate will provide that the number of authorized shares of preferred stock may be increased or decreased (but not below the number of preferred shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote. The Current Articles do not contain a comparable provision.

Amendments. Under the Delaware Certificate, holders of common stock will not be entitled to vote on any amendment to the Delaware Certificate (including any certificate of designation relating to any series of preferred stock that the board of directors may designate) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more preferred series, to vote thereon pursuant to the Delaware Certificate (including any certificate of designation relating to any series of preferred stock designated by the board of directors). The Current Articles do not contain this limitation. The purpose of this limitation is to make it easier to negotiate and maintain flexibility with respect to any outstanding series of preferred stock, without having to conduct a full proxy solicitation of the holders of our common stock. It is intended to supplement the blank check preferred stock designation rights of the board of directors (blank check preferred stock is undesignated preferred stock which the board of directors has express authority, without further action by shareholders, to issue in one or more series, to establish from time to time, the number of shares to be included in each such series, to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof) by allowing further changes to be made in the board’s discretion, with the consent of the applicable preferred shareholders.

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Special Meetings. The Delaware Certificate will eliminate the right of shareholders of at least 10% of the outstanding shares of capital stock of the Company to call special meetings of the shareholders. Under the Delaware Certificate, special meetings may be called only by the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors. A special meeting of shareholders poses substantial administrative and financial burdens on a company and its shareholders in light of the legal costs for preparing required disclosure documents, the printing and mailing costs, and the time commitment required of the board and management to prepare for and conduct the meeting. The board of directors believes it is not in the best interest of the Company or its shareholders to divert the board’s and management’s attention away from performing their primary function. Our shareholders have other avenues through which they can make their concerns known to the board of directors, the Company’s management and other shareholders, including through action by written consent, communication with the board or the Company, submission of a shareholder proposal in accordance with the SEC’s rules for inclusion in our proxy statement for our annual meeting of shareholders, and proposals of business or director nominees in accordance with the requirements set forth in the Delaware Bylaws. However, the elimination of the right of shareholders to call a special meeting may make it more difficult for shareholders to effect a change in the composition of the board of directors or to approve any proposed corporate transaction and otherwise to exercise their voting power to affect the composition of the board of directors or with respect to any proposed corporation transaction, and could have the effect of discouraging, delaying or making more difficult a change in control of us. This proposed change is not being made in response to any specific effort of which we are aware to change our board composition or obtain control of us.

Indemnification and Limitation of Liability. The Delaware Certificate will allow for indemnification to the fullest extent permitted by law and specifies that any repeal or modification of the article relating to indemnification and limitation of liability (Article EIGHTH) will not adversely affect any right or protection or increase the liability of a director existing at the time of such repeal or modification. The Current Articles do not contain a comparable provision. See “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation—Indemnification.”

Certain Changes to the Bylaws

The Delaware Certificate will replace our existing bylaws (the “Current Bylaws”). In addition to the items discussed below, see “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation.”

Newly Created Directorships and Vacancies. The Current Bylaws provide that vacancies resulting from death, resignation, retirement, disqualification or removal from office may be filled by a majority vote of the remaining directors then in office, though less than a quorum. Newly created directorships resulting from an increase in the authorized number of directors may be filled by either the (i) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote or (ii) the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. The Delaware Bylaws do not contain this limitation and eliminate the right of shareholders to fill newly created directorships resulting from an increase in the authorized number of directors. The Delaware Bylaws will provide that any newly created directorship resulting from any increase in the authorized number of directors or any vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause will, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, whether or not such directors number less than a quorum (and not by shareholders), and directors so chosen shall serve for the remainder of the full term of the director for which the vacancy was created or occurred or until such director’s successor shall have been duly elected and qualified.

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Special Meetings.    The Current Bylaws provide that special meetings of the shareholders may be called for any purpose at any time by the president and chief executive officer or whenever requested in writing to do so by shareholders owning at least 10% of all of the outstanding shares of the Company entitled to vote at such meeting. The Delaware Bylaws will provide that special meetings may be called at any time only by the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors. Special meetings of shareholders will not be able to be called by any other person. See “Certain Effects of the Change in State of Incorporation— Certain Changes to the Articles of Incorporation—Special Meetings” for a further discussion of the elimination of the right of shareholders to call a special meeting.

Nominations and Other Business Brought Before Shareholder Meetings; Advance Notice.    The Delaware Bylaws will require that nominations of persons for election to the board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (i) pursuant to Alliqua Delaware’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the board of directors, or (iii) by any record shareholder of Alliqua Delaware who is entitled to vote on such election or such other business at the meeting, who complied with the notice procedures set forth in the Delaware Bylaws and who was a shareholder of record both at the time such notice is delivered to Alliqua Delaware and at the time of the annual meeting. Compliance with the requirements set forth in the Delaware Bylaws will be the exclusive means for a shareholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

The Delaware Bylaws will require that, for nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder will need to give timely notice thereof and, in the case of business other than nominations of persons for election to the board, such other business must be a proper matter for shareholder action. To be timely, a shareholder’s notice will be required to be delivered to Alliqua Delaware not less than 90 and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting, subject to limited exceptions.

In addition, the Delaware Bylaws will require that shareholder proposals contain certain information specified in the Delaware Bylaws. See Article I, Section 1.1(d) of Appendix C for these information requirements.

The Delaware Bylaws will provide that only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting by or at the direction of the board of the directors pursuant to Alliqua Delaware’s notice of such special meeting.

The Current Bylaws do not contain provisions comparable to these.

Removal of Directors.    The Current Bylaws permit a director of any class to be removed only by an affirmative vote of the holders of not less than a majority of the votes of the outstanding shares of the capital stock then entitled to vote at an election of directors, voting together as a single class, cast at the annual meeting of shareholders or at any special meeting of shareholders called by a majority of the whole board of directors for this purpose. The Delaware Bylaws will not contain a comparable provision, nor will the Delaware Certificate. The default rule, under Section 141 of DGCL, is that at any time that our board of directors consists of more than one class of directors, directors may be removed by shareholders only for cause, and that at any time that our board of directors consists of only one class of directors, directors may be removed by shareholders for any reason, in either case by the holders of a majority of the shares then entitled to vote at an election of directors.

Presumption of Assent. The Current Bylaws provide that a director who is present at a meeting of the board of directors at which action on any corporate matter is taken will be presumed to have assented to the action unless his dissent is entered in the minutes or unless he files or mails his written dissent to such action with the person acting as secretary of the meeting before or immediately after the adjournment thereof. The Delaware Bylaws will not contain a comparable provision.

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Distributions. The Current Bylaws permit the board of directors, from time to time, to declare distributions to shareholders in cash, property, or shares unless the distribution would cause the Company to be unable to pay debts as they become due or the Company’s total assets would be less than the sum of its total liabilities. The Delaware Bylaws will not contain a comparable provision. However, the default rule under Section 170 of the DGCL provides that the board of directors may declare and pay dividends in certain circumstances. See “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation—Dividends and Other Distributions.”

Indemnification.    The Delaware Bylaws will provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of Alliqua Delaware or is or was serving at the request of Alliqua Delaware in any position or capacity for any other corporation or of a partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, whether the basis of the proceeding is alleged action in an official capacity or in any other capacity, shall be indemnified and held harmless by Alliqua Delaware to the fullest extent which it is empowered to do so unless prohibited from doing so by the DGCL, as the same exists or may hereafter be amended. Persons who are not covered by the foregoing provisions and who are or were employees or agents of Alliqua Delaware may be granted rights to indemnification and to the advancement of expenses to the extent authorized from time to time by the board of directors or a duly authorize committee thereof.

The Current Bylaws indemnify director and officers, but not other employees or agents of the Company. See “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation—Indemnification.”

The Delaware Bylaws will also provide that indemnitees may bring suit against the Company to recover any unpaid amounts of claims for indemnification. The Current Bylaws do not contain a comparable provision.

Action with Respect to Securities of Other Corporations.    The Delaware Bylaws will provide that voting securities of any other corporation held by Alliqua Delaware shall be voted by the board of directors, chief executive officer, the president or any officer of Alliqua Delaware authorized by the President. The Current Bylaws do not contain a comparable provision.

Amendments. The Current Bylaws require the affirmative vote of holders of 66 2/3% of the outstanding shares entitled to vote in order to amend the bylaw provision that establishes a classified board of directors. The Delaware Bylaws will not require a supermajority vote to amend this provision. Such provision is included in the Delaware Certificate; however, if Proposal 2 is approved, it will be removed. See “Proposal 2: Approval of Amendment of the Certificate of Incorporation of Alliqua Delaware to Provide for the Annual Election of Directors.”

Comparison of Shareholder Rights Under State Law Before and After the Reincorporation

The voting rights, votes required for the election of directors and other matters, indemnification provisions, procedures for amending our articles or certificate of incorporation, procedures for the removal of directors, dividend and liquidation rights and examination of books and records will not change in any material way due to the change from the FBCA to the DGCL. However, there are some material differences between the FBCA and the DGCL which are summarized in the chart below. This chart is not an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

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Delaware	Florida

Amendment to Charter

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Dividends and Other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (i) out of its surplus, as computed in accordance with the DGCL, or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

The FBCA authorizes the board of directors to make distributions to its shareholders subject to restrictions in the corporation’s articles of incorporation. The FBCA also provides that a corporation may not make distributions to its shareholders if the corporation would not be able to pay its debts as they become due or the corporation’s total assets would be less than the sum of its total liabilities.

Limitation of Liability
A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate and the Delaware Bylaws limit the liability of its directors to the fullest extent permitted by law.	While the Company’s Current Articles do not expressly limit the personal liability of directors, the FBCA does limit director liability. The FBCA provides that a director is not personally liable for monetary damages to a Florida corporation or any other person for any statement, vote, decision or failure to act regarding corporate management or policy unless the damages occurred as a result of (i) a breach or failure to perform duties as a director and such breach or failure to perform constitutes a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful, (ii) a transaction from which the director received an improper personal benefit, (iii) circumstances under which a director would be liable for unlawful distributions, (iv) in a proceeding by or in the right of the corporation or a shareholder, conscious disregard for the best interest of the corporation or willful misconduct or (v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

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Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement and expenses arising out of non-derivative actions where the director or officer acted in good faith and in, or not opposed to, the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense; such indemnification will not be limited or denied in the Delaware Certificate. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

The Delaware Certificate and the Delaware Bylaws will provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law.

The FBCA provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of a Florida corporation and so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

The Company’s Current Articles are silent on indemnification. However, the Current Bylaws provide that, to the extent permitted by law, the Company shall indemnify its directors and officers.

Corporate Opportunity
Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors is a director or officer or is financially interested will not be void or voidable because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

•      the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;

•      the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or

•      the contract or transaction is fair and reasonable to the corporation.

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Expiration of Proxies
The DGCL provides that the appointment of a proxy with no expiration date may be valid for up to three years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if it is coupled with an interest in the stock itself or an interest in the corporation generally sufficient in law to support an irrevocable power.	The FBCA provides that the appointment of a proxy is valid for up to 11 months unless a longer period is expressly provided in the appointment. Furthermore, an appointment of a proxy may be irrevocable if it states that it is irrevocable and the appointment is coupled with an interest; provided that an irrevocable appointment becomes revocable when the interest with which it is coupled becomes extinguished.

Interested Shareholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested shareholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested shareholder, unless (i) the board of directors of the corporation has approved, prior to the interested shareholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested shareholder, (ii) certain transactions resulting in the issuance or transfer to the interested shareholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested shareholder, and (iv) receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested shareholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203; or (ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested shareholder at or prior to such adoption.

The Delaware Certificate will not contain a provision expressly electing not to be governed by Section 203 of the DGCL.

Florida has an affiliated transactions statute, set forth in Section 607.0901 of the FBCA, which generally requires that certain business combinations and other specified transactions with a person who is the beneficial owner of more than 10% of the outstanding voting shares of a Florida corporation must be approved by either a majority of “disinterested directors” (as defined in the statute) or the affirmative vote of at least two-thirds of the outstanding voting shares other than the shares beneficially owned by the interested shareholder or, absent either such approval, a statutory “fair price” must be paid to the shareholders in such a transaction.

For purposes of determining whether a person is the beneficial owner of more than 10% of the outstanding voting shares for purposes of Florida’s affiliated transactions statute, beneficial ownership includes voting power or investment power or the right to acquire voting power or investment power.

In addition to business combinations, such as mergers or consolidations, Florida’s affiliated transactions statute covers, among other things, transactions involving the issuance or transfer to the interested shareholder of shares of the corporation or any subsidiary of the corporation having a fair market value of 5% or more of all the outstanding shares of the corporation and receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial assistance.

The restrictions under Florida’s affiliated transactions statute do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original articles of incorporation contain a provision expressly electing not to be governed by the affiliated transactions statute; or (ii) if the corporation adopts an amendment to its articles of incorporation or bylaws, approved by a majority of the outstanding voting shares excluding shares of interested shareholders, expressly electing not to be governed by the affiliated transactions statute, provided that such amendment will not be effective until 18 months after such vote of the corporation’s shareholders and will not apply to an affiliated transaction with a person who became an interested shareholder on or prior to the effective date of such amendment.

The Company’s Current Articles do not contain a provision expressly electing not to be governed by the affiliated transactions statute.

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Control-Share Acquisition Transactions
Delaware does not have a control share acquisition statute, but the Florida statute may still apply to us even if this proposal is approved and we reincorporate in Delaware. There is some case law from a federal court saying that it does, although a more recent Delaware Supreme Court case invalidated a California statute that purported to apply to foreign corporations under the “internal affairs” doctrine. Even as a Florida corporation, the Company may not meet the Florida resident shareholders test required to trigger the Florida statute and it may not meet this requirement in the future. We are uncertain how a Florida court would rule if we or a shareholder sought to apply the control-share acquisition statute to us after our reincorporation in Delaware. Because the Company has no present intent to employ defensive measures to defeat a planned takeover by a third party bidder, and because the availability of the Florida control share acquisition statute is already uncertain, we do not believe that the potential unavailability of the statute as a takeover defense is material to the decision whether to reincorporate in Delaware.

Florida has a “control-share” acquisition statute, set forth in Section 607.0902 of the FBCA. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (a) more than 10% of its shareholders resident in Florida; (b) more than 10% of its shares owned by residents of Florida; or (c) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The Florida control-share acquisition statute generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares which, except for the Florida statute, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges:

•          1/5 or more but less than 1/3 of all voting power;

•          1/3 or more but less than a majority of all voting power; or

•          a majority or more of all voting power.

The restrictions under Florida’s control-share acquisition statute do not apply if the corporation’s articles of incorporation or bylaws contain a provision expressly electing not to be governed by the control-share acquisitions statute.

The Company has not opted out of Florida’s control-share acquisition statute.

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Filing Fees
Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Based upon the financial statements of the Company for the year ended December 31, 2013, assuming no change in the number of outstanding shares or assets, the Company’s annual fee for the first full year would be approximately $25,000.	Florida imposes an annual corporate income tax, which is computed using federal taxable income, modified by certain adjustments. Adjusted federal income is apportioned to Florida using a three-factor formula. The formula is a weighted average, designating 25% each to factors for property and payroll, and 50% to sales. Florida also provides a $25,000 ($50,000 for tax years beginning on or after January 1, 2013) exemption to arrive at Florida net income. Tax is calculated by multiplying Florida net income by 5.5%. The Company paid $150 in Florida taxes for the year ended December 31, 2013.

This Proxy Statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Current Articles, the Current Bylaws, the Delaware Certificate and the Delaware Bylaws. Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained in this Proxy Statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

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Potential Anti-Takeover Effects of Certain Provisions of Delaware Law and the Delaware Certificate and the Delaware Bylaws

Certain provisions of the DGCL and the Delaware Certificate and the Delaware Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a shareholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by shareholders. These provisions are summarized in the following paragraphs.

Authorization of “Blank Check” Preferred Stock.    The Delaware Certificate will provide for authorized capital that will include 1,000,000 shares of preferred stock, par value $0.001 per share, none of which will have been designated or issued and which shares will constitute what is commonly referred to as “blank check” preferred stock, and which will not have any rights, privileges or preferences set forth in the Delaware Certificate. The ability to issue such “blank check” preferred stock could give the board of directors the ability to hinder or discourage any attempt to gain control of Alliqua Delaware by a merger, tender offer at a control premium price, proxy contest or otherwise. The authorized shares of capital stock of Alliqua Delaware will be the same as the currently authorized shares of the Company, and the Current Articles also provide for the issuance of “blank check” preferred stock.

Ability to Call Special Meetings.    The Delaware Bylaws will provide that special meetings may be called at any time only by the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors. Special meetings of shareholders will not be able to be called by any other person. See “Certain Effects of the Change in State of Incorporation—Certain Changes to the Articles of Incorporation—Special Meetings” above.

Applicability of the Delaware Business Combination Statute.    Alliqua Delaware will be governed by Section 203 of the DGCL. See “Comparison of Shareholder Rights Under State Law Before and After the Reincorporation—Interested Shareholder Combinations” for a discussion of Section 203 of the DGCL.

Classified Board. If Proposal 2 is approved, the Delaware Certificate will be amended to provide for the annual election of directors. If Proposal 2 is not approved, the Delaware Certificate will provide for the classification of the board into three classes, with directors elected for staggered three-year terms, mirroring the provisions of the Current Articles. Classified boards can delay or discourage takeovers or proxy contests because they make it difficult to replace a majority of the board of directors at one annual meeting. For a further discussion of the purpose and effects of a classified board, see “Proposal 2: Approval of Amendment of the Certificate of Incorporation of Alliqua Delaware to Provide for the Annual Election of Directors.”

The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Termination, Abandonment or Amendment of the Plan of Merger

        We anticipate that the Reincorporation will become effective as soon as practicable upon the filing of the Certificate of Merger with the Delaware Secretary of State and the Articles of Merger with the Florida Department of State. However, at any time before the effective time of the merger, the transactions contemplated in the Plan of Merger may be terminated and the Reincorporation may be abandoned if the board of directors determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its shareholders. The Company’s and Alliqua Delaware’s boards may amend the Plan of Merger at any time prior to filing the Plan of Merger (or a certificate in lieu thereof) with the Florida Department of State and the Secretary of State of Delaware, subject to the DGCL and the FBCA and the receipt of any applicable shareholder approvals.

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Accounting Treatment

        The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, Alliqua Delaware, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Certain Federal Income Tax Consequences of Reincorporation

The Company has not requested and will not request a ruling from the IRS, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(i)  the Reincorporation of the Company in the State of Delaware, to be accomplished by a merger between the Company and Alliqua Delaware, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(ii)  no gain or loss for federal income tax purposes will be recognized by shareholders of the Company on receipt by them of the common stock of Alliqua Delaware in exchange for shares of the Company’s common stock;

(iii)  the basis of Alliqua Delaware’s common stock received by shareholders of the Company in exchange for their shares of the Company’s common stock pursuant to the Reincorporation in the State of Delaware will be the same as the basis for the Company’s common stock at the time of the Reincorporation; and

(iv)  the holding period for Alliqua Delaware common stock for capital gains treatment received in exchange for the Company’s common stock will include the period during which the Company’s common stock exchanged therefor is held.

This discussion should not be treated as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the IRS, which may challenge the tax-free nature of the Reincorporation in the State of Delaware. A successful challenge by the IRS could result in taxable income to the Company, Alliqua Delaware and shareholders. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation, all stock certificates that represented shares of the Company’s common stock will represent ownership of Alliqua Delaware common stock. Alliqua Delaware will cause to be printed new stock certificates for the newly issued Alliqua Delaware shares that reflect the change in the state of incorporation, although shareholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company’s securities, shareholders may surrender their old certificates in exchange for new certificates issued in Alliqua Delaware. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). The Company’s registrar and Transfer Agent is Action Stock Transfer Corporation, and its address is 2469 E Fort Union Blvd, Suite 214, Salt Lake City, Utah 84121. The telephone number is (801) 274-1088.

Securities Act Consequences

The shares of Alliqua Delaware common stock to be issued in exchange for shares of the Company’s common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). Alliqua Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into Alliqua Delaware and the issuance of shares of common stock in Alliqua Delaware in exchange for the shares of the Company’s common stock is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of the Company’s domicile within the United States. The effect of the exemption is that the shares of Alliqua Delaware common stock issuable as a result of the Reincorporation may be resold by shareholders without restriction to the same extent that shares of Company common stock may have been sold immediately before the effective time of the Reincorporation.

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Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation.

Vote Required For the Reincorporation Proposal

The Plan of Merger and the Reincorporation were unanimously approved and adopted by the Company’s board of directors. Approval of the Reincorporation Proposal, which constitutes approval of the Plan of Merger and the Reincorporation and approval of the Delaware Bylaws and the Delaware Certificate, requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to be cast. Once this proposal has been approved, we will effect the merger by action of the directors of Alliqua Delaware and Alliqua Delaware’s sole shareholder, the Company, in accordance with the terms of the Plan of Merger. A vote in favor of the Reincorporation Proposal is a vote to approve the Plan of Merger. A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.

The board of directors recommends a vote FOR the Reincorporation Proposal.

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PROPOSAL 2: APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF ALLIQUA DELAWARE TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

Proposal 2 will only be presented to the meeting if Proposal 1 is approved. On April 10, 2014, the board of directors unanimously consented to approve, and to recommend to our shareholders to approve, if Proposal 1 is approved, a proposal to amend the Delaware Certificate to eliminate the classification of the board of directors and to provide instead for the annual election of directors. If approved by the Company’s shareholders, the Delaware Certificate, as amended, would provide for the annual election of directors beginning at the 2014 Annual Meeting. Under the current classified system, the terms of five directors will expire at or prior to the Annual Meeting. As of April 11, 2014, each of our directors whose term does not expire at the Annual Meeting has tendered his resignation, contingent and effective upon shareholder approval of Proposal 2. A form of the Certificate of Amendment of the Delaware Certificate (the “Amendment”) is attached to this Proxy Statement as Appendix D.

The first paragraph of Article SIXTH of the Delaware Certificate currently provides that the board of directors be divided into three classes of approximately equal size, composed of directors each serving terms of office of three years, and reads as follows:

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the Corporation’s first annual meeting of stockholders, the term of office of the second class to expire at the Corporation’s second annual meeting of stockholders and the term of office of the third class to expire at the Corporation’s third annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified; and (ii) if authorized by a resolution of the board of directors, directors may be elected to fill any vacancy on the board of directors, regardless of how such vacancy shall have been created. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Certificate of Incorporation, and the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this Article SIXTH.

This mirrors the classified board provisions of the Current Articles.

If the proposed Amendment is approved by our shareholders, the first paragraph of Article SIXTH will be replaced with the following:

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. Commencing with the 2014 Annual Meeting, the directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected annually at each annual meeting of stockholders to hold office until the next annual meeting. Each director shall hold office either until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until such director’s earlier death, resignation or removal.

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Under Section 141 of the DGCL, the proposed Amendment would have the effect of changing the ability of shareholders to remove directors other than for cause. Currently, under the classified system of the Delaware Certificate, Section 141 of the DGCL provides that shareholders may only remove directors for cause. However, following a declassification of the board of directors pursuant to the proposed Amendment, a different default standard will apply under Section 141 such that any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. In addition, the proposed Amendment would eliminate the supermajority voting requirement for amendments to Article SIXTH of the Delaware Certificate. If the proposed Amendment is approved, all subsequent amendments to the provisions of Article SIXTH will require the affirmative vote of a majority of the outstanding shares entitled to vote, which is the default rule under the DGCL.

Classified boards provide protection against unwanted takeovers and proxy contests because they make it difficult for a substantial shareholder to gain control of the board of directors without the cooperation or approval of incumbent directors. Classified boards also foster continuity and stability, not only on the board but also in the overall business of a company, since a majority of directors will always have prior experience as directors of the company. However, classified boards may also reduce the accountability of directors to shareholders as they may limit the ability of shareholders to evaluate and elect each director each year. Moreover, many institutional investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies. As such, it is deemed better corporate governance practice to have an unclassified board.

In deciding to recommend declassification of the board of directors, the board of directors considered the arguments in favor of and against continuation of a classified board of directors structure and determined that it is in the Company’s best interests to eliminate its classified board of directors as proposed. Consistent with the proposed Amendment, the board of directors has also approved corresponding changes to the Delaware Bylaws, contingent and effective upon approval of this Proposal 2, to provide for a declassified board of directors.

Vote Required For the Approval of the Amendment

The affirmative vote of the holders of sixty-six and two thirds percent (66 2/3%) of the shares outstanding and entitled to vote on the proposal is required for the approval of the proposed Amendment.

The board of directors recommends a vote FOR the Amendment.

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PROPOSAL 3: ELECTION OF DIRECTORS IF PROPOSAL 2 IS APPROVED

The board of directors currently consists of seven members and, as described above, is currently classified into three classes. The term of one class of directors expires each year. The term of our Class II directors is scheduled to expire at the Annual Meeting. The term of our Class I directors was scheduled to expire in 2013; however, because we did not hold an annual meeting of shareholders during 2013, the term of our Class I directors will expire that the Annual Meeting as well. The directors whose terms will expire at the Annual Meeting are Joseph Leone, David Johnson, Perry Karsen, Kenneth Pearsen, M.D. and Jerome Zeldis, M.D., Ph.D. As of April 11, 2014, each of our directors whose term does not expire at or prior to the Annual Meeting has tendered his resignation, contingent and effective upon shareholder approval of Proposal 2. Therefore, contingent upon approval of Proposal 2, seven persons have been nominated for election as directors by the board of directors to serve for a term of office to expire at the annual meeting of shareholders in 2015, with each to hold office until his or her successor has been duly elected and qualified.

To be elected as a director, each director nominee must receive a majority of the votes cast. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each director nominee has expressed his intention to serve the entire term for which election is sought.

In accordance with the Celgene Agreement, our board of directors was required to increase its size by one director and elect to such newly created vacancy a non-competitive individual designated by Celgene (the “Celgene Designee”). Celgene proposed to the Company that Mr. Perry A. Karsen be appointed to fill this position and on November 27, 2013, the board increased its size to nine directors and appointed Mr. Karsen as a Class I director. For so long as Celgene or any of its affiliates hold at least 50% of the 1,672,474 shares of our common stock purchased pursuant to the Celgene Agreement, our board of directors is required to use its reasonable best efforts to remove, upon direction from Celgene, any the Celgene Designee, and appoint each successor Celgene Designee that Celgene designates.

Directors and Nominees

        The following table and text set forth the name, age and positions of each director nominee:

Name	Age	Position
David Johnson	56	President, Chief Executive Officer and Director
Jerome Zeldis, M.D., Ph.D.	63	Chairman and Director
Perry Karsen	58	Director
Joseph Leone	60	Director
Kenneth Pearsen, M.D.	53	Director
Jeffrey Sklar	51	Director
David Stefansky	42	Director

The following sets forth biographical information and the qualifications and skills for each director nominee:

David Johnson was appointed to our board and as executive chairman of Aquamed Technologies, Inc. on November 29, 2012. He was appointed our president and chief executive officer on February 4, 2013. Mr. Johnson was formerly president of the ConvaTec division of Bristol-Myers Squibb, Inc. until 2008 when he orchestrated a sale of the division from its pharmaceutical parent to Avista Capital Partners and Nordic Capital in a deal valued at $4.1 billion. Concurrently, he acquired and integrated the assets of Copenhagen-based Unomedical to expand ConvaTec Inc.’s manufacturing and infrastructure into Europe. From 2008 through 2012, Mr. Johnson served as the chief executive officer of ConvaTec Inc. Prior to his tenure with ConvaTec Inc., Mr. Johnson held several senior positions in the U.S., Europe and Canada with Zimmer Inc., Fisher Scientific, and Baxter Corporation. He served as a member of ConvaTec Inc.’s board of directors and the board of the Advanced Medical Technology Association (AdvaMed), where he chaired the Global Wound Sector Team for four years. Mr. Johnson received an undergraduate business degree in marketing from the Northern Alberta Institute of Technology in Edmonton, Alberta, Canada, completed the INSEAD Advanced Management Program in Fontainbleau, France, and is a fellow from the Wharton School of the University of Pennsylvania. We believe that Mr. Johnson’s extensive experience in the pharmaceutical and biotechnology fields, as well as his executive leadership experience, make him an asset that will serve as a bridge between our board of directors and our executive officers.

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Jerome Zeldis, M.D., Ph.D. has served as a member of our board of directors since May 17, 2012 and was appointed chairman on November 27, 2012. Dr. Zeldis is the chief executive officer of Celgene Global Health and the chief medical officer of Celgene Corporation. Dr. Zeldis has been with Celgene since 1997; prior to his current role, he served as senior vice president of clinical research and medical affairs. Prior to Celgene, Dr. Zeldis worked at Sandoz Research Institute and Janssen Research Institute in both clinical research and medical development. He is currently on the board of the Semorex Corporation, Bionor Pharma, Inc., Mali Health and PTC Corporation. Dr. Zeldis attended Brown University for a B.A., M.S., followed by Yale University for a M.Phil., M.D., and Ph.D. in molecular biophysics and biochemistry (immunochemistry). He trained in internal medicine at the UCLA Center for the Health Sciences and Gastroenterology at the Massachusetts General Hospital and Harvard Medical School. He was assistant professor of medicine at the Harvard Medical School, associate professor of medicine at University of California, Davis, clinical associate professor of medicine at Cornell Medical School and professor of clinical medicine at the Robert Wood Johnson Medical School in New Brunswick, New Jersey. Dr. Zeldis has published 122 peer reviewed articles and 24 reviews, book chapters, and editorials. We believe that Dr. Zeldis’s background in the healthcare industry, as well as his experience in emerging growth companies make him a valuable resource on our board of directors.

Perry Karsen has served as a member of our board of directors since November 27, 2013. Mr. Karsen serves as chief operations officer of Celgene and has served in this capacity since July 2010. Mr. Karsen became executive vice president and chief operations officer of Celgene on February 15, 2012. Mr. Karsen is accountable for several of Celgene’s operations functions, including quality operations, corporate and business development and technical operations. He also serves as chief executive officer of Celgene’s Cellular Therapeutics division. Mr. Karsen served as president and chief executive officer at Pearl Therapeutics, a privately-held biotechnology company, from February 2009 until July 2010. From 2004 to 2009, Mr. Karsen was senior vice president and head of worldwide business development for Celgene and was also responsible for emerging businesses as Celgene’s president, Asia/Pacific region. Prior to his tenure with Celgene, Mr. Karsen held executive positions at Human Genome Sciences, Bristol-Myers-Squibb, Genentech and Abbott Laboratories. In addition, Mr. Karsen served as a general partner at Pequot Ventures. Mr. Karsen serves as a member of the board of directors of the Biotechnology Industry Organization (BIO); a member of the board of directors of BayBio; and a member of the board of directors for the Life Sciences Foundation. In addition, Mr. Karsen is a member of the board of directors of Agios Pharmaceuticals, a publicly traded biotechnology company, and of Navidea Biopharmaceuticals, a publically traded precision diagnostics company. Mr. Karsen has a Masters of Management degree from Northwestern University’s Kellogg Graduate School of Management, a Masters in Teaching of Biology from Duke University, and a B.S. in Biological Sciences from the University of Illinois, Urbana-Champaign. We believe that Mr. Karsen’s extensive experience in the healthcare and biotechnology fields, as well as his executive leadership experience, make him a valuable resource on our board of directors.

Joseph Leone has served as a member of our board of directors since January 3, 2011. Since December 2012, Mr. Leone has served as director and chief financial officer of RMH Franchise Holdings, a privately owned company with 137 franchise restaurants in 13 states and revenues approximating $ 340 million.  Mr. Leone spent more than 24 years with CIT Group, one of the nation’s largest small and mid-size business lenders, and held several senior-level positions at CIT, most recently vice chairman and chief financial officer from May 1995 through April 2010. From 1975 through 1983, Mr. Leone was employed by KPMG – Peat Marwick as a senior manager for financial services clients including Citibank and MHT. He has been a Certified Public Accountant since 1977. Mr. Leone is a graduate of Baruch College (BBA in Accounting) and the Advanced Management Program at Harvard Business School. We believe that Mr. Leone’s extensive background in accounting and finance makes him a valuable member of our board.

Kenneth Pearsen, M.D. has served as a member of our board of directors since January 3, 2011. Dr. Pearsen is currently the chief executive officer of Western New York Radiology Associates. He is also the chief of radiology at Buffalo General Hospital, chief of service for radiology at Kaleida Health Care System and the chief executive officer of Imaging Radiology Associates. Dr. Pearsen has held all these titles since April of 2003, prior to which he was chief executive officer of Ide Radiology Associates in Rochester, NY. Dr. Pearsen’s current occupation involves the practice of diagnostic radiology, daily supervision of radiology services for the Kaleida Health Care system, and chief executive officer responsibilities for Western New York Radiology Associates and of Imaging Radiology Associates, including all management, financial and contractual obligations. Dr. Pearsen currently serves on numerous boards and executive committees that pertain to the operation of the Kaleida Health Care System and Western New York Radiology, including Kaleida Health Medical Executive Committee, Kaleida Chief of Service Committee, Kaleida Global Vascular Center Committee, Buffalo Niagara Medical Campus advisory board, and Western New York Radiology Executive Committee. Dr. Pearsen previously served as president of the medical staff and associate member of the board of directors for Highland Hospital in Rochester, New York from 2000 to 2002. Dr. Pearsen has over 23 years of experience with clinical research and hospital-based medical care. Dr. Pearsen graduated summa cum laude from the University of Pennsylvania and received his M.D. from Columbia College of Physicians & Surgeons in New York. Dr. Pearsen did his radiology training and neuroradiology fellowship training at the Massachusetts General Hospital in Boston. We believe that Dr. Pearsen’s background in the healthcare industry, as well as his understanding of the complex system of clinical research make him a valuable resource on our board.

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Jeffrey Sklar has served as a member of our board of directors since January 3, 2011. Mr. Sklar has served as the managing partner of Sklar, Heyman Hirshfield, & Kantor LLP, a regional accounting firm, where he oversees the industry specialization team for non-bank financial institutions and for forensic and investigative auditing services, since January 2010 and prior to that, from January 2006 to December 2009, he served as an audit partner. Since 2000, Mr. Sklar has also served as the managing director of SHC Consulting Group, LLC. Mr. Sklar served Public Savings Bank as a director, as the chair of the compliance and risk committee, and as a member of the audit committee from September 2010 to September 2011. In addition to being a Certified Public Accountant, Mr. Sklar is a Certified Financial Crime Specialist, Certified Anti-Money Laundering Specialist, Certified Fraud Specialist and Certified in Financial Forensics by the American Institute of CPAs. Mr. Sklar’s qualifications to serve on the board include his extensive background in accounting and finance.

David Stefansky has been a member of our board of directors since May 11, 2010, was our chairman from May 11, 2010 through September 30, 2012 and was our co-executive chairman from October 1, 2010 through November 27, 2012. He was appointed to our board and as chairman in accordance with the terms of the merger agreement between us and AquaMed Technologies, Inc. Mr. Stefansky is a founder and principal at Harborview Capital, a private equity firm that provides capital and advisory services to mid-market private and small to mid-cap public companies. Since its formation in 2005, Mr. Stefansky has invested approximately $150 million of debt, equity, and hybrid capital through Harborview Funds and Partners. Prior to forming Harborview, Mr. Stefansky worked as an investment banker at several New York-based institutions where he achieved returns for limited partners through his investments in healthcare, life sciences, real estate, and technology. Mr. Stefansky’s hands-on and collaborative approach to investing has led to multiple successful turnarounds, recapitalizations, and exits. Mr. Stefansky’s qualifications to serve on the board include his extensive background in finance.

The board of directors regards all of the individuals above as competent professionals with many years of experience in the business community. The board of directors believes that the overall experience and knowledge of the members of the board of directors will contribute to the overall success of our business.

 Unless otherwise directed in the proxy, if Proposal 2 is approved, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees. Each of the seven director nominees is presently a director of the Company.

The board of directors does not contemplate that any of the above-named director nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for election or refuse to accept election as a director of the Company, then the persons named in the form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be designated by the board of directors.

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Family Relationships

There are no family relationships among any of the director nominees or executive officers of the Company.

Vote Required

The seven director nominees who receive a majority of the votes cast with respect to his election will be elected.

The board of directors recommends a vote FOR the election of each director nominee above if Proposal 2 is approved.

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PROPOSAL 4: ELECTION OF DIRECTORS IF PROPOSAL 2 IS NOT APPROVED

If Proposal 2 is not approved, as described above, our board of directors will remain classified into three classes with the term of one class of directors expiring each year. As described above, the term of our Class II directors is scheduled to expire at the Annual Meeting. The term of our Class I directors was scheduled to expire in 2013; however, because we did not hold an annual meeting of shareholders during 2013, the term of our Class I directors will expire that the Annual Meeting as well. The directors whose terms will expire at the Annual Meeting are Joseph Leone, David Johnson, Perry Karsen, Kenneth Pearsen, M.D. and Jerome Zeldis, M.D., Ph.D.

Therefore, if Proposal 2 is not approved, each of Messrs. Leone, Johnson and Karsen and Drs. Pearsen and Zeldis have been nominated for election as a director by the board of directors to serve for a term of office as set forth in the table below, with each to hold such office until his successor has been duly elected and qualified.

Name	Director Class	Term Expiration
David Johnson	Class I	2016 Annual Meeting
Perry Karsen	Class I	2016 Annual Meeting
Joseph Leone	Class I	2016 Annual Meeting
Kenneth Pearsen, M.D.	Class II	2017 Annual Meeting
Jerome Zeldis, M.D., Ph.D.	Class II	2017 Annual Meeting

Shareholders will be unable to vote for more than five persons. To be elected as a director, each director nominee must receive a majority of the votes cast. Information about each of Messrs. Leone, Johnson and Karsen and Drs. Pearsen and Zeldis is set forth under “Proposal 3 – Election of Directors if Proposal 2 is Approved.”

If Proposal 2 is not approved, the terms of Messrs. Sklar and Stefansky will expire at the 2015 Annual Meeting of Shareholders.

Unless otherwise directed in the proxy, if Proposal 2 is not approved, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees above. Each of the director nominees is presently a director of the Company.

The board of directors does not contemplate that any of the above-named director nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for election or refuse to accept election as a director of the Company, then the persons named in the form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be designated by the board of directors.

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Vote Required

The director nominees who receive a majority of the votes cast with respect to his election will be elected.

The board of directors recommends a vote FOR the election of each director nominee above if Proposal 2 is not approved.

EXECUTIVE OFFICERS

The following sets forth biographical information and the qualifications and skills of Brian Posner, our chief financial officer, treasurer and secretary:

Brian Posner, Age 51, was appointed to serve as our chief financial officer, treasurer and secretary on September 3, 2013. Mr. Posner has more than 25 years of diversified management experience, at both public and private companies.  Most recently, he served as chief financial officer of Ocean Power Technologies, Inc., a publicly-traded renewable energy company specializing in wave power technology, from June 2010 to August 2013.  Prior to that, he served as chief financial officer of Power Medical Interventions, Inc., a publicly-traded medical device company, from January 2009 until its sale to Covidien plc in September 2009. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as executive vice president and chief financial officer from May 2006 to December 2008.  Mr. Posner also worked at Phytomedics, Inc., and as regional chief financial officer of Omnicare, Inc.  Mr. Posner earned an MBA in Managerial Accounting from Pace University’s Lubin School of Business and a BA in Accounting from Queens College.

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. Our board of directors has not retained the services of any compensation consultants in connection with the compensation of our executive officers.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In 2013, we designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;
•	motivate and reward executives whose experience and skills are critical to our success;
•	reward performance; and
•	align the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value.

The compensation committee may delegate its responsibilities and authority to a subcommittee. The Company’s executive officers played no role in determining or recommending the amount or form of executive and director compensation for 2013.

2013 and 2012 Summary Compensation Table

The table below sets forth, for the fiscal years ended December 31, 2013 and 2012, the compensation paid to our named executive officers: (i) David Johnson, who served as executive chairman of Aquamed Technologies, Inc. and a member of our board from November 29, 2012 through February 4, 2013 and has since served as our president and chief executive officer, remaining a member of our board; (ii) James Sapirstein, who served as our chief executive officer and a member of our board from October 1, 2012 through February 4, 2013 and chief executive officer of Alliqua BioMedical, Inc. from February 4, 2013 through March 14, 2014; (iii) Brian Posner, who has served as our chief financial officer, treasurer and secretary since September 3, 2013; and (iv) Steven C. Berger, who served as our chief financial officer, treasurer and secretary from May 11, 2010 through September 3, 2013.

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Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)	All Other Compensation		Total
David Johnson	2013	$323,315	$160,417	(2)	$160,417	(2)	$4,820,628	$9,250	(3)	$5,474,026
President and Chief	2012	-	-		-		$292,670	-		$292,670
Executive Officer
James Sapirstein	2013	$350,000	$52,500		-		-	$12,350	(4)	$414,850
Former Chief	2012	$80,769	-		$154,773		$318,833	-		$554,375
Executive Officer
Brian Posner	2013	$72,923	$23,760	(2)	$23,760	(2)	$384,210	$2,800	(5)	$507,453
Chief Financial
Officer, Treasurer
and Secretary
Steven C. Berger	2013	$183,320	-		-		$137,500	-		$320,820
Former Chief	2012	$139,410	-		-		$51,646	-		$191,056
Financial Officer,
Treasurer and
Secretary

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 3. Summary of Significant Accounting Policies—Stock-Based Compensation” and “Note 11. Stock Options” to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K, filed with the SEC on March 24, 2014.

(2)	Discretionary year-end bonus award paid 50% in cash and 50% through an award of restricted stock.

(3)	Comprised of (i) auto expense allowance payments of $9,750 and (ii) life insurance premium payments of $1,000.

(4)	Comprised of (i) auto expense allowance payments of 8,250 and (ii) life insurance premium payments of $2,600.

(5)	Comprised of auto expense allowance payments.

Agreements with Executive Officers

David Johnson

In connection with the appointment of David Johnson as our chief executive officer, on February 4, 2013, we entered into an Executive Employment Agreement with Mr. Johnson. The employment agreement has an initial term of three years and will be automatically renewed for an additional one-year term unless terminated by either party upon written notice provided not less than four months before the end of the initial term. Under the employment agreement, Mr. Johnson is entitled to an annual salary of $350,000, which may be increased, but not decreased, in the board’s discretion. Mr. Johnson is also eligible to receive an annual bonus of up to 100% of his base salary, provided that he is employed with us on December 31 of the year to which the bonus relates. The amount of Mr. Johnson’s annual bonus, if any, will be determined based upon the achievement of certain performance criteria. The performance criteria for each year will be set by our compensation committee after consultation with Mr. Johnson. Mr. Johnson is also entitled to a monthly automobile allowance of $750, reimbursement of up to $200 per month for the cost of a term life insurance policy having a face amount of $1 million, and benefit plans provided by the Company to all employees and executive employees.

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Mr. Johnson is entitled to receive the following equity awards pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan or, if there are not sufficient shares available under the 2011 Long-Term Incentive Plan, pursuant to a stand-alone award agreement:

(i)	a nonqualified stock option to purchase a number of shares of the Company’s common stock equal to three percent of the Company’s total outstanding common stock (determined on a fully-diluted basis as of February 4, 2013), with the following terms: (A) an exercise price equal the fair market value of a share of common stock on the date of grant; (B) immediate vesting; and (C) a term of 10 years; and

(ii)	an award of nonqualified stock options on the last business day of each calendar quarter through February 4, 2016 relating to a number of shares of common stock equal to 0.333% percent of the Company’s outstanding common stock as of the date of grant (determined on a fully-diluted basis), with the following terms: (A) an exercise price equal to the fair market value of a share of common stock on the date of grant, (B) the first eight (8) grants will be 100% vested on the first anniversary of their respective dates of grant and the last four (4) grants will be 100% vested on the date of grant, (C) immediate vesting of any unvested restricted stock units upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan) and (D) a term of ten years.

Mr. Johnson is also eligible to receive additional equity awards in such amount and on such terms as is determined by the Board. Mr. Johnson received the first award set forth above on February 4, 2013. He was awarded options to purchase 279,227 shares of common stock at an exercise price of $3.28 per share. Mr. Johnson received stock option grants for the first, second and third calendar quarters of 2013 under the second award set forth above on November 14, 2013. He was awarded an aggregate of 117,125 shares of common stock at an exercise price of $3.50 per share. The foregoing share numbers and prices have been adjusted for the 1 for 43.75 reverse stock split of our common stock that occurred on November 18, 2013.

These options are in addition to the following options, which Mr. Johnson received upon joining the Company in November 2012 as our director and as executive chairman of Aquamed Technologies, Inc. (with such number of shares reflecting the 1 for 43.75 reverse stock split):

•	options to purchase 59,200 shares of common stock at an exercise price of $4.38 per share, which vested and became exercisable on November 29, 2012;
•	options to purchase 59,200 shares of common stock at an exercise price of $6.56 per share, which vest and become exercisable on November 29, 2013; and
•	options to purchase 59,200 shares of common stock at an exercise price of $8.75 per share, which vest and become exercisable on November 29, 2014.

On December 20, 2013, we entered into a First Amendment to Executive Employment Agreement with Mr. Johnson, which amended the employment agreement to provide for a single stock option award in lieu of all of the remaining quarterly grants thereunder. Pursuant to the amendment, Mr. Johnson received a nonqualified stock option to purchase 730,535 shares of common stock of the Company at an exercise price equal to $6.82 per share on December 20, 2013. The option has a term of ten years, with one-ninth of the optioned shares vesting on the first day of each calendar quarter during the period commencing on January 1, 2014 and ending on February 4, 2016, provided that Mr. Johnson remains employed by the Company on such date, and subject to the terms and conditions of that certain nonqualified stock option agreement by and between the Company and Mr. Johnson, effective as of December 20, 2013.

The employment agreement also contains certain confidentiality, non-solicitation and non-disparagement requirements for Mr. Johnson.

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The Company has the right to terminate the employment agreement at any time for cause. “Cause” is defined as Mr. Johnson’s commission of any of the following: an act of theft, embezzlement or fraud; an act of intentional dishonesty or willful misrepresentation of a material nature; any willful misconduct with regard to us; a material breach of any fiduciary duties owed to us; conviction of, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a traffic infraction) that is reasonably likely to cause damage to us or our reputation; a material violation of our written policies, standards or guidelines that is not cured within 30 days; refusal to perform the material duties and responsibilities required by the employment agreement, subject to a 30 day cure period; and a material breach of the employment agreement or any other agreement to which Mr. Johnson and we are parties that is not cured within 30 days. The employment agreement may also be terminated by either party at any time without cause upon 30 days written notice, and by Mr. Johnson with good reason upon 90 days written notice, which shall include a 30 day cure period. “Good Reason” is defined as the occurrence, without Mr. Johnson’s prior written consent, of a material reduction in base salary, a material diminution in title, duties, responsibility or authority, relocation of his primary office to an office located 35 miles from the office in Langhorne, Pennsylvania, a material breach by us of any agreement with Mr. Johnson or failure by us to have any successor assume the employment agreement.

If Mr. Johnson is terminated by reason of death or disability, we will pay to him or his estate or a pro rata portion of any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. If Mr. Johnson’s employment is terminated by us without cause or by him with good reason, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the employment agreement and the execution of a release of claims, (i) we will pay him an amount equal to the sum of 24 months base salary; (ii) either his pro rata bonus for the year if termination of employment is in the first two years of the term, or two years of bonus calculated at the target bonus level (payable over 24 months) if termination is after the first two years of the term ; (iii) all outstanding stock options and other equity awards granted to Mr. Johnson will vest, to the extent not previously vested, and the stock options will remain exercisable for three months; and (iv) we will provide continued healthcare coverage until the earlier of (x) the expiration of the severance period, or (y) the date that Mr. Johnson’s “COBRA” coverage terminates or expires or (z) the date that Mr. Johnson obtains new employment that offers substantially similar health benefits.

The 2014 performance criteria for Mr. Johnson, which are primarily qualitative goals, are as follows:

•	increase visibility of “ALQA” creating access to long-term capital and top quartile stock price appreciation basis amongst peer companies;
•	achieve 2014 financial plan by expanding and strengthening our demand generating capabilities;
•	achieve operational excellence for customer service;
•	expand product portfolio to ensure sustainable long-term growth; and
•	expand shareholder value by maximizing our non-wound care assets.

On January 6, 2014, Mr. Johnson received a restricted stock award grant of 369,395 shares of common stock pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan. The restricted shares vest in eight equal quarterly installments, with one-eighth (1/8th) vesting on January 6, 2014 and the first day of each calendar quarter thereafter, provided that Mr. Johnson remains employed by the Company on the applicable vesting date, and subject to the terms and conditions of that certain restricted stock award agreement by and between the Company and Mr. Johnson, effective as of January 6, 2014.

Brian Posner

In connection with his appointment as our chief financial officer, pursuant to an offer letter dated July 19, 2013 (the “Offer Letter”), the Company has agreed to pay Mr. Posner an annual salary of $240,000, an annual bonus of up to 60% of his prorated annual base salary based on the achievement of mutually agreed upon objectives (either in equity or cash, to be determined), a monthly stipend of $700 to cover auto expenses, and medical, dental, 401(k), group life and long-term disability benefits.  On September 3, 2013, the Company also granted Mr. Posner nonqualified stock options to purchase 185,142 shares of common stock as follows: (i) 61,714 shares at an exercise price of $4.38 per share, which vested immediately; (ii) 61,714 shares at an exercise price of $6.56 per share, which will vest upon the one year anniversary of employment; and (iii) 61,714 shares at an exercise price of $8.75 per share, which will vest upon the two year anniversary of employment. The options have a term of ten years. The foregoing amounts and prices have been adjusted to give effect to the 1 for 43.75 reverse stock split that occurred on November 18, 2013.

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On March 6, 2014, Mr. Posner received an option to purchase 70,000 shares of common stock at an exercise price of $9.00 per share pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan, with one-third (1/3rd) vesting on the date of grant and then each annual anniversary thereafter. The option has a term of ten years.

The 2014 performance criteria for Mr. Posner are the same as those described above for Mr. Johnson.

James Sapirstein

James Sapirstein served as our chief executive officer from October 1, 2012 through February 4, 2013. In connection with his appointment as chief executive officer and a director, on September 28, 2012, we entered into an Executive Employment Agreement with Mr. Sapirstein. The employment agreement had an initial term of three years and was to be automatically renewed for an additional one-year term unless terminated by either party upon written notice provided not less than four months before the end of the initial term. Under the employment agreement, Mr. Sapirstein was entitled to an annual salary of $350,000, which could be increased, but not decreased, in our board of directors’ discretion. Mr. Sapirstein was also eligible to receive a bonus of up to 60% of his base salary, provided that he was employed with us on December 31 of the year to which the bonus related. The amount of bonus, if any, will be determined based upon the achievement of certain performance criteria. The performance criteria for 2012 was to be (i) SilverSeal gross revenues of $5.0 million or greater (15% bonus), (ii) operating margin greater than 20% (10% bonus) and (iii) successful funding of the Company in excess of $5 million (15% bonus). The bonus would be multiplied by 120% or 150% if Mr. Sapirstein achieved two or all three of these targets, respectively. Mr. Sapirstein did not achieve any of these targets. The performance criteria for all future years was to be set by our board of directors. Mr. Sapirstein was also entitled to a monthly automobile allowance of $750, reimbursement of up to $200 per month for the cost of a term life insurance policy having a face amount of $1 million, and to participate in the benefit plans provided by the Company for all employees generally, and for the Company’s executive employees.

By October 28, 2012, the Company was required to submit to our board of directors, and request our board of directors’ approval of, the issuance to Mr. Sapirstein of the following equity awards pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan or, if there were not sufficient shares available under the 2011 Long-Term Incentive Plan, pursuant to a stand-alone award agreement:

(i)	a stock option to purchase a number of shares of the Company’s common stock equal to three percent of the Company’s total outstanding common stock (determined on a fully-diluted basis as of September 28, 2012), with the following terms: (A) an exercise price equal to the greater of $4.38 per share (as adjusted to give effect to the 1 for 43.75 reverse stock split of our common stock that occurred on November 18, 2013) or the fair market value of a share of common stock on the date of grant; (B) one-third vesting on each of the first, second, and third anniversary of the date of grant; (C) immediate vesting of any unvested optioned shares upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan); and (D) a term of 10 years; and

(ii)	an award of restricted stock units (“RSUs”) relating to a number of shares of common stock equal to one percent of the Company’s outstanding common stock as of September 28, 2012 (determined on a fully-diluted basis), with the following terms: (A) vesting as follows, if and to the extent that the following goals are achieved on or before the third anniversary of the date of grant: (1) 50% of the restricted stock units upon the achievement of a market cap in excess of $50 million; (2) an additional 25% upon the achievement of a market cap in excess of $100 million; and (3) the remainder upon the achievement of a market cap in excess of $200 million; (B) except in connection with a termination of Mr. Sapirstein without cause or by Mr. Sapirstein for good reason, immediate forfeiture of any unvested restricted stock units on the earlier of (1) Mr. Sapirstein’s termination of employment or (2) on the third anniversary of the date of grant; and (C) immediate vesting of any unvested RSUs upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan).

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Mr. Sapirstein received the awards set forth above on November 8, 2012. He was awarded options to purchase 212,261 shares of common stock at an exercise price of $4.38 per share and 70,754 RSUs (as adjusted to give effect to the 1 for 43.75 reverse stock split of our common stock that occurred on November 18, 2013). Mr. Sapirstein was also eligible to receive additional equity compensation in the form of stock options in 2013 and 2014, in such amount and on such terms as was determined by our board of directors.

The employment agreement also contained certain confidentiality, non-solicitation and non-disparagement requirements for Mr. Sapirstein.

We had the right to terminate the employment agreement at any time for cause. “Cause” was defined as Mr. Sapirstein’s commission of any of the following: an act of theft, embezzlement, fraud, or willful or material misrepresentation; an act of intentional dishonesty or willful misrepresentation of a material nature; any willful misconduct with regard to us; a material breach of any fiduciary duties owed to us; conviction of, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a traffic infraction) that is reasonably likely to cause damage to us or our reputation; a material violation of our written policies, standards or guidelines that is not cured within 30 days; refusal to perform the material duties and responsibilities required by the employment agreement, subject to a 30 day cure period; and a material breach of the employment agreement or any other agreement to which Mr. Sapirstein and we are parties that is not cured within 30 days. The employment agreement could also be terminated by either party at any time without cause upon 30 days written notice, and by Mr. Sapirstein with good reason upon 90 days written notice, which included a 30 day cure period. “Good reason” was defined as the occurrence, without Mr. Sapirstein’s prior written consent, of a material reduction in base salary, a material diminution in title, duties, responsibility or authority, or relocation for three consecutive months or more to an office located 50 miles from either the former office at 850 Third Avenue, Suite 1801, New York, NY 10022 or an office located in New Jersey that is convenient to Company personnel.

If Mr. Sapirstein was terminated by reason of death or disability, we were required to pay to him or his estate any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. If Mr. Sapirstein’s employment was terminated by us without cause or by him with good reason, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the employment agreement and the execution of a release of claims, (i) we were required to pay him an amount equal to the greater of the sum of 12 months base salary or the base salary payable for the remainder of the initial term (not to exceed to 36 months), payable in equal monthly installments; provided that if the termination was in connection with or within 24 months following a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan), then the amount of severance would be doubled, but would remain payable over the severance period determined without regard to such doubling; (ii) at the time Mr. Sapirstein would have been paid a bonus if he was actively employed with us, we would have been required pay him an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Sapirstein, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Sapirstein, or (z) if Mr. Sapirstein’s termination occurs during the first calendar year of the employment term before any annual bonus for a full 12-month period has been paid, then the target bonus for which Mr. Sapirstein was eligible; provided that no bonus amount was payable if the bonuses for the year of termination were subject to achievement of performance goals and such performance goals were not achieved by us for such year; and provided further that if the termination was in connection with or within 24 months following a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan), then the bonus amount would have been doubled; (iii) all outstanding stock options and restricted stock unit awards granted to Mr. Sapirstein pursuant to the employment agreement would vest, to the extent not previously vested, and the stock options would remain exercisable for two years; and (iv) we would have been required to provide continued healthcare coverage until the earlier of (x) the expiration of the severance period, or (y) the date that Mr. Sapirstein’s “COBRA” coverage terminated or expired. If Mr. Sapirstein’s employment was terminated by non-renewal after the initial three-year term, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the employment agreement and the execution of a release of claims, we were required to pay Mr. Sapirstein an amount equal to the sum of six months base salary, payable in six equal monthly installments.

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Effective February 4, 2013, Mr. Sapirstein, resigned as a director and chief executive officer of the Company and assumed the role of chief executive officer of Alliqua BioMedical, Inc. In connection with the change in position, we and Mr. Sapirstein entered into a First Amendment to Executive Employment Agreement. The amendment reflects Mr. Sapirstein’s new position, and provides for him to receive a bonus of $52,500 for his services in 2012, as well as $5,000 towards his counsel fees in negotiating the amendment.

On March 14, 2014, Mr. Sapirstein resigned as chief executive officer of Alliqua Biomedical, Inc., effective immediately. In connection with his resignation, we entered into a General Release and Severance Agreement with Mr. Sapirstein, pursuant to which, among other things, (i) that certain Executive Employment Agreement between Mr. Sapirstein and the Company, dated September 28, 2012 was terminated, except with respect to the provisions of the employment agreement relating to confidentiality and restrictive covenants that remain in effect, (ii) Mr. Sapirstein resigned from his positions with the Company, and (iii) we agreed to provide Mr. Sapirstein with the following: (a) a lump sum payment in the amount of $210,000; (b) severance payments, in an amount equal to his base salary for a period of six months, commencing on the 60th day following the date of resignation; (c) continued health insurance coverage during the six-month severance period; and (d) the full and immediate vesting of all outstanding stock options and restricted stock unit awards granted to Mr. Sapirstein, with such stock options remaining exercisable for a period of two years following the date of resignation.

Steven C. Berger

Steven Berger was paid $11,432 per month for his services as our chief financial officer, treasurer and secretary from May 11, 2010 through December 1, 2012. After that, through December 31, 2013, Mr. Berger was paid $14,583 per month.

On September 3, 2013, Mr. Berger resigned as our chief financial officer, secretary and treasurer. In connection with his resignation, on September 3, 2013, we entered into a Transition Agreement and Release with Mr. Berger, pursuant to which we granted Mr. Berger an award of nonqualified stock options to purchase 114,286 shares of common stock at an exercise price of $4.38, which vested immediately upon the execution of a release by Mr. Berger on such date. The options have a term of three years. In addition, options held by Mr. Berger under the following grants shall remain outstanding and exercisable: (i) that certain incentive stock option granted December 9, 2010 with respect to 22,857 shares of our common stock granted pursuant to the HepaLife Technologies, Inc. 2001 Incentive Stock Option Plan; (ii) that certain nonqualified stock option agreement dated May 12, 2012 with respect to 22,857 shares of our common stock granted pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan; and (iii) that certain nonqualified stock option granted November 27, 2012 with respect to 22,857 shares of our common stock granted pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan. We also agreed to pay Mr. Berger $600 per month during 2014. The foregoing amounts and prices have been adjusted to give effect to the 1 for 43.75 reverse stock split that occurred on November 18, 2013.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
David Johnson	59,200	-		$4.38	11/29/22
	59,200	-		$6.56	11/29/22
	-	59,200	(1)	$8.75	11/29/22
	279,227	-		$3.28	02/04/23
	-	117,125	(2)	$3.50	11/14/23
	-	730,535	(3)	$6.82	12/20/23
James Sapirstein	70,754	141,507	(4)	$4.38	11/05/22
	-	-		-	-	35,376	(5)	256,476	(6)
Brian Posner	61,714	-		$4.38	09/03/23
	-	61,714	(7)	$6.56	09/03/23
	-	61,714	(8)	$8.75	09/03/23
Steven C. Berger	11,429	-		$6.34	03/31/14
	5,714	-		$6.34	03/31/14
	5,714	-		$6.34	03/31/14
	22,857	-		$6.56	03/31/14
	114,286	-		$4.38	12/31/16
	11,429	-		$4.38	11/27/17

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(1)	Vests and becomes exercisable on November 29, 2014.

(2)	Vests and becomes exercisable as follows: 32,549 shares on March 28, 2014; 41,116 shares on June 28, 2014; and 43,460 shares on September 30, 2014.

(3)	Vests and becomes exercisable in nine equal installments on the first day of each calender quarter during the period commencing on January 1, 2014 and ending on January 1, 2016.

(4)	Vests and becomes exercisable as follows: 70,754 shares on November 5, 2014 and 70,753 shares on November 5, 2015.

(5)	Represents restricted stock units granted on November 8, 2012. The restricted stock units vest if and to the extent that the following goals are achieved on or before the third anniversary of the date of grant: (i) 17,688 units upon the achievement of a market capitalization in excess of $100 million; and (ii) 17,688 units upon the achievement of a market capitalization in excess of $200 million.

(6)	Computed by multiplying the number of non-vested restricted stock units by $7.25, which was the closing market price of our common stock on December 31, 2013.

(7)	Vests and becomes exercisable on September 3, 2014.

(8)	Vests and becomes exercisable on September 3, 2015.

Change of Control Agreements

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

The named executive officers will not receive any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to the reincorporation merger between the Company and Alliqua Delaware described in “Proposal 1: Approval of the Reincorporation Proposal.”

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2001 Incentive Stock Purchase Plan

Our 2001 Incentive Stock Purchase Plan, which expired on July 12, 2011, provided shares for option grants to employees, directors and others. The purpose of our 2001 Incentive Stock Purchase Plan was to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. Under our 2001 Incentive Stock Purchase Plan, we were authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long-term incentive awards. Our 2001 Incentive Stock Purchase Plan is administered by our board of directors. Options granted under the option plan generally vest over two to five years or as otherwise determined by our board of directors, have exercise prices equal to the fair market value of the common stock on the date of grant, and expire no later than ten years after the date of grant.

2011 Long-Term Incentive Plan

Our board of directors adopted the 2011 Long-Term Incentive Plan on November 7, 2011, which was approved by our shareholders at our 2011 annual meeting held on December 19, 2011. The purpose of our 2011 Long-Term Incentive Plan is to enable us to remain competitive and innovative in our ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. Our 2011 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. Our 2011 Long-Term Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. Our 2011 Long-Term Incentive Plan is administered by our board of directors. A total of 1,828,572 shares of common stock are reserved for award under the 2011 Plan, of which 117,342 were available for future issuance as of April 21, 2014.

2014 Long-Term Incentive Plan

Our board of directors approved the 2014 Plan on April 10, 2014, to be adopted upon receipt of shareholder approval. See Proposal 5: Approval of Alliqua, Inc. 2014 Long-Term Incentive Plan. The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The 2014 Plan is administered by our board of directors. A total of 2,000,000 shares of common stock are reserved for award under the 2014 Plan, all of which remain available for future issuance as of the date hereof.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2013 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,033,244		$5.98		1,147,518
Equity compensation plans not approved by security holders	4,065,433	(1)	$6.57	(2)	-
Total	5,098,677		$6.47	(2)	1,147,518

(1)	Comprised of the following awards:

•	A warrant to purchase 1,143 shares of common stock, with a five year term, at an exercise price of $3.50 was issued to a consultant on April 9, 2012, vesting on the date of grant.

•	A warrant to purchase 1,143 shares of common stock, with a five year term, at an exercise price of $3.50 was issued to a consultant on May 9, 2012, vesting on the date of grant.

•	Options granted to two directors on May 16, 2012, each with a term of ten years, to purchase 11,429 shares of common stock each, with an exercise price of $8.75 per share, vesting as follows: (i) options to purchase 3,810 shares of common stock vesting on each of the first and second year anniversaries of the date of grant; and (ii) 3,809 shares of common stock vesting on the third anniversary of the date of grant.

•	An option granted to a consultant to purchase 22,857 shares of common stock, granted on July 31, 2012, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.

•	An option granted to a consultant to purchase 11,429 shares of common stock, granted on August 15, 2012, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.

•	Options granted to two consultants to purchase 22,857 shares of common stock each, granted on September 19, 2012, each with an exercise price of $4.38 per share and a term of five years, each vesting as to 5,714 shares on the date of grant, as to 2,286 shares in each of following seven quarters and as to 1,142 shares in the final quarter.

•	An option granted to Mr. Sapirstein to purchase 212,261 shares of common stock, granted on November 8, 2012. See “Executive Compensation” for a description of the terms of this award.

•	An award of 70,753 restricted stock units granted to Mr. Sapirstein on November 8, 2012. See “Executive Compensation” for a description of the terms of this award. 35,377 of these units vested during the year ended December 31, 2013.

•	An option granted to a director on November 27, 2012, with a term of ten years, to purchase 457,143 shares of common stock The options are scheduled to vest and become exercisable as follows: (i) options to purchase 57,143 shares of common stock with an exercise price of $8.75 per share vesting upon the date of grant; (ii) options to purchase 57,143 shares of common stock with an exercise price of $8.75 per share vesting on each of the first, second, and third year anniversaries of the date of grant; and (iii) options to purchase 228,571 shares of common stock with an exercise price of $8.75 per share vesting upon the meeting of certain performance criteria. Options to purchase 171,429 shares were forfeited prior to December 31, 2013.

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•	An option granted to an officer on November 27, 2012, with a term of five years, to purchase 11,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 3,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 26,286 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 3,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 60,571 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 60,571 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	An option granted to an employee to purchase 22,857 shares of common stock, granted on November 27, 2012, with an exercise price of $6.34 per share expiring on May 27, 2014, vesting on the date of grant.

•	An option granted to Mr. Johnson to purchase 177,600 shares of common stock, granted on November 27, 2012. See “Executive Compensation” for a description of the terms of this award.

•	An option granted to a consultant to purchase 57,143 shares of common stock, granted on April 9, 2013, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.

•	An option granted to a consultant to purchase 2,285 shares of common stock, granted on May 10, 2013, with an exercise price of $4.38 per share and a term of ten years, with 571 shares of common stock vesting on the first anniversary of the date of grant and 1,714 vesting on the fourth anniversary of the date of grant.

•	An option granted to a consultant to purchase 39,999 shares of common stock, granted on May 10, 2013, with an exercise price of $4.38 per share and a term of ten years, vesting 22,857 shares of common stock on the date of grant and 5,714 shares of common stock on September 30, 2013, December 31, 2013 and March 31, 2014.

•	An option granted to a consultant to purchase 5,715 shares of common stock, granted on May 10, 2013, with an exercise price of $4.38 per share and a term of ten years, with 1,429 shares of common stock vesting on the first anniversary of the date of grant and 4,286 shares of common stock vesting on the fourth anniversary of the date of grant.

•	An option granted to a consultant to purchase 17,142 shares of common stock, granted on May 30, 2013, with a term of ten years, vesting as follows: (i) options to purchase 5,714 shares of common stock vesting immediately on the date of grant with an exercise price of $4.38 per share; (ii) options to purchase 5,714 shares of common stock vesting on January 1, 2014 with an exercise price of $6.56 per share; and (iii) 5,714 shares vesting on January 1, 2015 with an exercise price of $8.75 per share.

•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 171,432 shares of common stock, vesting as follows: (i) options to purchase 57,144 shares of common stock immediately on the date of grant; and (ii) options to purchase 57,144 shares of common stock on each of the first and second year anniversaries of the date of grant. The exercise price for one-fourth of each tranche is $4.38, $5.47, $6.56, and $8.75 per share.

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•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 274,275 shares of common stock vesting as follows: (i) options to purchase 54,855 shares of common stock immediately on the date of grant; and (ii) options to purchase 54,855 shares of common stock on each of the first, second, third, and fourth year anniversaries of the date of grant. Tthe exercise price for one-fifth of each tranche is $4.38, $5.47, $6.56, $8.75 and $10.94 per share.

•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 91,424 shares of common stock vesting as follows: (i) options to purchase 22,856 shares of common stock immediately on the date of grant; and (ii) options to purchase 22,856 shares of common stock on each of the first, second, and third year anniversaries of the date of grant. The exercise price for one-fourth of each tranche is $4.38, $5.47, $6.56, and $8.75 per share.

•	An option granted to Mr. Londoner on May 10, 2013 to purchase 114,285 shares of common stock. See “Executive Compensation – Compensation of Directors” for a description of the terms of this award.

•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 22,856 shares of common stock with an exercise price of $4.38 per share vesting as follows: (i) options to purchase 5,714 shares of common stock immediately on the date of grant; and (ii) options to purchase 5,714 shares of common stock on December 14, 2013 and on each of the first and second year anniversaries of December 14, 2013.

•	An option granted to a former employee to purchase 106,666 shares of common stock, granted on May 30, 2013, with an exercise price of $9.19 per share, to purchase 38,095 shares of common stock and an exercise price of $6.56 per share, to purchase 68,571 shares of common stock, expiring on June 30, 2014, vesting on the date of grant.

•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 22,857 shares of common stock vesting as follows: (i) options to purchase 3,429 shares of common stock with an exercise price of $4.38 and options to purchase 13,714 shares of common stock with an exercise price of $6.56 immediately on the date of grant; and (ii) options to purchase 571 shares of common stock with an exercise price $4.38 per share and options to purchase 2,286 shares of common stock with an exercise price of $6.56 per share on the first and second month anniversary of the grant.

•	An option to Dr. Zeldis granted on July 22, 2013 to purchase 622,170 shares of common stock. See “Executive Compensation – Compensation of Directors” for a description of the terms of this award.

•	An option granted to a consultant to purchase 11,428 shares of common stock, granted on August 15, 2013, with an exercise price of $4.38 per share and a term of ten years, with 2,857 shares of common stock vesting on the first anniversary of the date of grant and 8,571 shares of common stock vesting on the third anniversary of the date of grant.

•	An option granted to Mr. Posner to purchase 185,142 shares of common stock, granted on September 3, 2013. See “Executive Compensation” for a description of the terms of this award.

•	An option granted to a former officer on September 3, 2013, expiring December 31, 2016, to purchase 114,286 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.

•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on September 11, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

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•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on October 28, 2013, vesting on the one year anniversary of the date of grant.

•	A warrant to purchase 3,429 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on October 28, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	Warrants to two consultants to each purchase 8,000 shares of common stock, with a five year term, at an exercise price of $4.38 were issued on November 12, 2013, each vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 9,143 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 13,714 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	Warrants to two consultants to each purchase 4,000 shares of common stock, with a five year term, at an exercise price of $5.69 were issued on November 12, 2013, each vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 4,571 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.

•	An option granted to Mr. Johnson to purchase 117,125 shares of common stock, granted on November 14, 2013. See “Executive Compensation” for a description of the terms of this award.

•	An option granted to Mr. Johnson to purchase 730,535 shares of common stock, granted on December 20, 2013. See “Executive Compensation” for a description of the terms of this award.

•	An option granted to an employee on December 20, 2013, with a term of ten years, to purchase 50,000 shares of common stock with an exercise price of $6.82 per share vesting as follows: (i) options to purchase 12,500 shares of common stock immediately on the date of grant; and (ii) options to purchase 12,500 shares of common stock on each of the first, second, and third year anniversaries of the date of grant.

•	An option granted to a consultant to purchase 11,428 shares of common stock, granted on November 1, 2013, with a term of 22 months, vesting as to 50% of the shares on the date of grant with an exercise price of $4.38 per share and 50% of the shares on the date of grant with an exercise price of $6.56 per share.

•	An option granted to a consultant to purchase 34,286 shares of common stock, granted on November 14, 2013, with an exercise price of $5.69 per share and a term of five years, vesting on the date of grant.

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•	An option granted to a consultant to purchase 160,000 shares of common stock, granted on November 14, 2013, with a term of 5 years, vesting as to 50% of the shares on the date of grant with an exercise price of $5.69 per share and 50% of the shares on May 13, 2014 with an exercise price of $6.56 per share.

•	An option granted to a consultant on November 15, 2013, with a term of ten years, to purchase 22,857 shares of common stock vesting as follows: (i) options to purchase 7,619 shares of common stock immediately on the date of grant with an exercise price of $3.94 per share; (ii) options to purchase 7,619 shares of common stock on the first year anniversary of the date of grant with an exercise price of $6.56 per share; and (iii) 7,619 shares of common stock on the second anniversary of the date of grant with an exercise price of $8.75 per share.

(2)	Weighted average exercise price calculation excludes 35,376 non-vested restricted stock units.

DIRECTOR COMPENSATION

The following table shows information concerning our directors, other than David Johnson and James Sapirstein, during the six months ended December 31, 2013.

Name	Fees Earned of Paid in Cash	Stock Awards(1)		Option Awards(1)		All Other Compensation		Total
Jerome Zeldis, M.D., Ph.D.	$3,000	-		$1,556,984	(2)			$1,559,984
Perry Karsen(3)	-	-		-				-
Joseph Leone	$1,500	-		-				$1,500
Kenneth Pearsen, M.D.	$1,500	-		-				$1,500
Jeffrey Sklar	$3,000	-		-				$3,000
David Stefansky	$3,000	$651,578	(4)	-		$2,500	(4)	$657,078
Kenneth Londoner	$3,000	-		$212,386	(5)			$215,386
Richard Rosenblum	$3,000	$570,130	(6)	-		$15,000	(6)	$588,130

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with ASC 718, with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 3. Summary of Significant Accounting Policies—Stock-Based Compensation” and “Note 11. Stock Options” to our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K, filed with the SEC on March 24, 2014.

(2)	On July 22, 2013, we granted Dr. Zeldis options with a 9.5-year term to purchase 622,170 shares of common stock. The options are scheduled to vest and become exercisable as follows: (i) options to purchase 207,390 shares of common stock at $6.56 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $10,000,000 by April 15, 2016; (ii) options to purchase 207,390 shares of common stock with an exercise price of $8.75 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $20,000,000 by April 17, 2017; and (iii) options to purchase 207,390 shares of common stock with an exercise price of $10.94 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $25,000,000 by April 17, 2018.

(3)	Mr. Karsen became a director on November 27, 2013.

(4)	On November 11, 2013, we entered into a separation and general release agreement with David Stefansky, our former co-executive chairman and current director, pursuant to which Mr. Stefansky’s employment agreement with us, dated as of May 31, 2012, was terminated effective as of December 31, 2012. Pursuant to the separation and general release agreement, in exchange for Mr. Stefansky waiving and releasing us from any claims he may have had against us, all unvested options to purchase shares of our common stock held by Mr. Stefansky were immediately vested in full. On November 11, 2013, retroactively effective to January 1, 2013, and in connection with the simultaneous execution of a separation and general release agreement, we also entered into a consulting agreement with Mr. Stefansky, pursuant to which, through December 31, 2014, Mr. Stefansky will provide certain advisory and transitional consulting services to the Company at the Company’s request in exchange for (i) a one-time grant of 186,165 shares of common stock and (ii) monthly payments of $2,500. Mr. Stefansky received these payments from December 2013 through March 2014.

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(5)	On May 10, 2013, we granted Mr. Londoner options to purchase 114,285 shares of common stock, with an exercise price of $4.38 per share and a term of ten years, vesting as follows: (i) options to purchase 38,095 vested on May 10, 2013; (ii) options to purchase 38,095 shares vested upon the listing of the common stock on a U.S. national securities exchange (e.g., NYSE MKT LLC, The Nasdaq Stock Market LLC , the New York Stock Exchange) by June 30, 2014; and (iii) options to purchase 38,095 shares vest upon the company achieving positive cash flow on the last day of a fiscal quarter by June 30, 2015.

(6)	On June 28, 2013, we entered into a separation and general release agreement with Richard Rosenblum, our former president, co-executive chairman and director, pursuant to which Mr. Rosenblum’s employment agreement with us, dated as of May 16, 2012 was terminated effective as of December 31, 2012. Pursuant to the separation and general release agreement, in exchange for Mr. Rosenblum waiving and releasing us from any claims he may have had against us, all unvested options to purchase shares of our common stock held by Mr. Rosenblum were immediately vested in full and we entered into a consulting agreement with Mr. Rosenblum, dated as of June 28, 2013, retroactively effective to January 1, 2013. Pursuant to the consulting agreement, through December 31, 2014, Mr. Rosenblum will provide certain consulting services to us at our request in exchange for (i) a one-time grant of 186,165 shares of common stock, and (ii) monthly payments of $2,500. Mr. Stefansky received these payments from July 2013 through June 2014.

During the fiscal year ended December 31, 2013, directors were paid only for board meetings that were not held telephonically. If directors attended these meetings in person, they were paid $1,000 per meeting and if they attended these meetings telephonically, they were paid $500 per meeting.

For the year ending December 31, 2014, cash compensation for non-employee directors, including the board chair, will be $30,000. In addition, the audit committee chair will be paid $12,000, the compensation committee chair will be paid $10,000, other audit committee members will be paid $6,000, other compensation committee members will be paid $4,500 and nominating and corporate governance committee members, including the chair, will be paid $3,000. Each non-employee director will also receive stock options to purchase 5,000 shares of our common stock. The exercise price of the grant is the closing price of our common stock at the date of the grant. These stock options will vest monthly over a 12 month period from the date of grant and have a ten-year term. We made these grants on March 6, 2014, at an exercise price of $9.00 per share.

Messrs. Karsen and Stefansky have waived their cash compensation for the year ending December 31, 2014. Mr. Karsen also waived his stock option grant.

For the year ending December 31, 2014 any director newly appointed to the Board will receive stock options to purchase 7,000 shares of our common stock. These stock options will have an exercise price equal to the closing price of our common stock at the date of grant and will vest monthly over a 36 month period.

For the year ending December 31, 2014, we engaged Frederic W. Cooke & Co., Inc., to prepare a competitive review of our non-employee director compensation program and make appropriate recommendations. The hiring of this consultant was requested by our compensation committee. The consultant was formally engaged by our chief financial officer, after consultation with the compensation committee.

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PROPOSAL 5: APPROVAL OF ALLIQUA, INC. 2014 LONG-TERM INCENTIVE PLAN

On April 10, 2014, our board of directors approved, subject to shareholder approval, the Alliqua, Inc. 2014 Long-Term Incentive Plan. We believe that operation of the 2014 Plan is important to attract and retain the services of key employees, certain key contractors, and non-employee directors in a competitive labor market, which is essential to our long-term growth and success.

The board of directors recommends that the shareholders vote “FOR” the approval of the 2014 Plan.

Prior Incentive Plan

The Alliqua, Inc. 2011 Long-Term Incentive Plan was originally adopted by our board of directors on November 8, 2011, and by our shareholders on December 19, 2011. The 2011 Plan was subsequently amended on November 5, 2012, to increase the number of shares of common stock available for issuance under the 2011 Plan to forty million (40,000,000) shares. The purpose of the 2011 Plan was to attract and retain the services of key employees, key contractors, and outside directors by providing such persons with a proprietary interest in the company through the granting of certain equity-based awards. Unless earlier terminated by our board of directors, the 2011 Plan will expire on November 8, 2021.

Effective November 18, 2013, we effected a reverse stock split combining each 43.75 shares of our issued and outstanding common stock into one share of common stock. After the reverse stock split, nine hundred fourteen thousand two hundred eighty-six (914,286) shares of common stock were reserved for issuance under the 2011 Plan. As of the record date shares of common stock are subject to awards under the 2011 Plan.

The 2014 Plan is intended to supplement the 2011 Plan. If the 2014 Plan is approved by the shareholders, the current number of shares of common stock authorized for issuance under all plans will be two million nine hundred fourteen thousand two hundred eighty-six (2,914,286) shares.

Description of the 2014 Plan

The following is a brief description of the 2014 Plan. A copy of the 2014 Plan is attached as Appendix E to this Proxy Statement, and the following description is qualified in its entirety by reference to the 2014 Plan.

Purpose. The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract, motivate, reward, and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Effective Date and Expiration. The 2014 Plan will become effective upon shareholder approval and will terminate ten years after such date, on June 5, 2024 assuming the 2014 Plan is approved at the Annual Meeting. No award may be made under the 2014 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2014 Plan is two million (2,000,000) shares, of which 100% may be delivered pursuant to incentive stock options. Subject to certain adjustments, with respect to any participant who is an officer of us subject to Section 16 of the Securities Exchange Act of 1934, as amended, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a maximum of one hundred fifteen thousand (115,000) shares may be granted in any one year in the form of any award to such participant.

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Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by us in treasury, or shares purchased by us on the open market or otherwise. During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2014 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us, shares cancelled on account of termination, expiration, or lapse of an award, shares surrendered in payment of the option price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2014 Plan will be administered by the board of directors or a committee of the board of directors (the “Committee”) consisting of two or more members, which we anticipate will be our compensation committee. At any time there is no Committee to administer the 2014 Plan, any reference to the Committee is a reference to the board of directors. The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the 2014 Plan, establish and revise rules and regulations relating to the 2014 Plan and make any other determinations that it believes necessary for the administration of the 2014 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2014 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2014 Plan. As of the Record Date, we had employees, directors, and contractors who would be eligible for awards under the 2014 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award, or freestanding SARs, or in conjunction with options granted under the 2014 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

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Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive cash or shares of common stock equal in value to dividends paid on a specific number of shares or other periodic payments. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable in cash, shares of common stock, a combination thereof, or other consideration at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2014 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. To the extent we determine that Section 162(m) of the Code shall apply to a performance award granted under the 2014 Plan, it is our intent that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m), if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2014 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or shareholders’ equity; market share; inventory levels, inventory turn, or shrinkage; or total return to shareholders. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly, periodic, and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

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Other Awards. The Committee may grant other forms of awards payable in cash or shares if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2014 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2014 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2014 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2014 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2014 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2014 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2014 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Amendment or Discontinuance of the 2014 Plan. The board of directors may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2014 Plan in whole or in part; provided, however, that (i) no amendment that requires shareholder approval in order for the 2014 Plan and any awards under the 2014 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by the board of directors regarding amendment or discontinuance of the 2014 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding award under the 2014 Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2014 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

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If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

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Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2014 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2014 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2014 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

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New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2014 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

The fair market value of our common stock is $7.71 per share based on the closing price of our common stock on April 21, 2014.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the 2014 Plan.

The board of directors recommends a vote FOR the 2014 Plan.

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PROPOSAL 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

Our executive compensation program is administered with the aim of:

•	attracting and retaining executives experienced in developing and delivering products such as our own;
•	motivating and rewarding executives whose experience and skills are critical to our success;
•	rewarding performance; and
•	aligning the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value.

We are asking our shareholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2014 Annual Meeting including the compensation tables and the related narrative disclosure.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the advisory vote on executive compensation disclosed in the Company’s proxy statement for the 2014 Annual Meeting including the compensation tables and the related narrative disclosure.

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PROPOSAL 7: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the board of directors believes that a frequency of “every three years” for submitting the advisory “say on pay” vote on executive compensation is the optimal interval for the Company and its shareholders at this time. In determining to recommend that shareholders vote for a frequency of once every three years, the board considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our shareholders regarding our executive compensation program during the period between advisory votes on executive compensation. Shareholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the board of directors. Please refer to “Corporate Governance and Board of Director Matters—Communication with the Board of Directors” in this Proxy Statement for information about communicating with the board.

We recognize that the shareholders may have different views as to the best approach for us, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the board of directors and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

Vote Required

For the advisory vote on how frequently our shareholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our shareholders. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the option of “every three years” for future advisory votes on executive compensation.

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PROPOSAL 8: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to shareholder ratification. Marcum LLP served as our independent registered public accounting firm for the fiscal years ended December 31, 2013 and 2012.

Representatives of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by Marcum LLP for the fiscal years ended December 31, 2013 and 2012.

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit fees	$165,000	$138,000
Audit-related fees	$8,500	-
Tax fees	-	-
All other fees	$5,000	-
Total	$178,500	$123,000

Audit Fees

Audit fees for the years ended December 31, 2013 and 2012 consist of the aggregate fees billed by Marcum LLP for the audit of the consolidated financial statements included in our Annual Report on Form 10-K and review of interim condensed financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2013 and 2012. Audit fees also include services related to providing consents to fulfill the accounting firm’s responsibilities under generally accepted accounting principles.

Audit-Related Fees

Audit-related fees include services in connection with our registration statement on Form S-8 filed in January 2014.

Tax Fees

Marcum LLP did not provide any professional services for tax compliance, tax advice or tax planning for the years ended December 31, 2013 and 2012.

All Other Fees

All other fees include services in connection with our up-listing to the Nasdaq Capital Market in January 2014.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing and permitted non-audit services to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services. The Audit Committee pre-approved all of the fees set forth in the table above.

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Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that shareholders ratify the appointment of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2014.  In the event that the shareholders fail to ratify the selection, the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change would be in the best interest of our shareholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

The board of directors recommends a vote FOR the ratification of the appointment of Marcum LLP.

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OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Pursuant to rules of the SEC, a shareholder who intends to present a proposal at our next annual meeting of shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Alliqua, Inc., 2150 Cabot Boulevard West, Langhorne, Pennsylvania 19047. The proposal must be received no later than December 23, 2014, after which date such shareholder proposal will be considered untimely. With respect to other shareholder proposals, management will be able to vote proxies in its discretion without advising shareholders in the 2015 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not received by Alliqua at its principal executive offices before March 8, 2015. If Proposal 1 is approved, shareholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with our next annual meeting, such a shareholder proposal must be received by our Secretary at our principal executive offices between February 5, 2015 and March 7, 2015.

A copy of Alliqua, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Alliqua, Inc., 2150 Cabot Boulevard West, Langhorne, Pennsylvania 19047.

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Appendix A

FORM OF AGREEMENT AND PLAN OF MERGER

BETWEEN

ALLIQUA, INC.,
A FLORIDA CORPORATION

AND

ALLIQUA BIOMEDICAL, INC.,
A DELAWARE CORPORATION

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of                     , 2014 is made by and between Alliqua, Inc., a Florida corporation (the “Company”), and Alliqua BioMedical, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Newco”).

In consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the General Corporation Law of Delaware (the “DGCL”) and the Florida Business Corporation Act (the “FBCA”), the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

ARTICLE I
TERMS AND CONDITIONS OF MERGER; EFFECTIVE TIME

1.1.    Terms and Conditions of Merger.     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease (the “Reincorporation Merger”). Newco shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the DGCL and in the FBCA and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2.    Effective Time.  The date and hour on which the Reincorporation Merger occurs and becomes effective is hereinafter referred to as the “Effective Time.” The Reincorporation Merger shall be effective upon the filing of the Certificate of Merger of Newco with the Secretary of State of the State of Delaware pursuant to Section 252 of the DGCL and the simultaneous filing of the Articles of Merger of the Surviving Corporation with the Department of State of the State of Florida pursuant to Section 607.1109 of the FBCA, which shall take place as soon as practicable following the approval and/or adoption, as applicable, of this Agreement by the stockholder and directors of Newco and the requisite stockholders and the directors of the Company and compliance with Section 14(a) of the Securities Exchange Act of 1934, as amended.

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1.    The Certificate of Incorporation.     The certificate of incorporation of Newco in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2.    The Bylaws.     The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1.    Officers.     The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2.    Directors.     The directors of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
STOCK AND STOCK CERTIFICATES

4.1.    Effect of Reincorporation Merger on Common Stock.     At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the stockholders of the Company:

        (a)   Each share of common stock of the Company (the “Company Common Stock”) outstanding immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock of Newco (the “Newco Common Stock”), and all Company Common Stock shall be automatically cancelled and retired and shall cease to exist.

        (b)   Each option or warrant of the Company issued and outstanding immediately prior to the Effective Time shall be automatically (i) converted into an identical security of Newco (including, without limitation, the same exercise price, vesting conditions and expiration date) and (ii) immediately following the Effective Time, shall represent the right to acquire the number of shares of Newco Common Stock that is equal to the number of shares of Company Common Stock acquirable upon the exercise of such option or warrant immediately prior to the Effective Time. The same number of shares of Newco Common Stock shall be reserved for purposes of the exercise of such options or warrants as is equal to the number of shares of the common stock of the Company so reserved immediately prior to the Effective Time.

        (c)   Each share of Newco Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

        (d)   Holders of Newco who, except for the applicability of Section 607.1104 of the FBCA, would be entitled to vote on the Reincorporation Merger and who dissent from the Reincorporation Merger pursuant to Section 607.1321 of the FBCA, may be entitled, if they comply with the provisions of the FBCA regarding appraisal rights, to be paid the fair value of their shares of Company Common Stock.

4.2.    Certificates.     At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock, options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective Newco Common Stock, options, warrants, or other securities, as the case may be, into which the shares of common stock, options, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Newco Common Stock, options, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITIONS

5.1.    Stockholder Approval of Reincorporation Merger.     The respective obligations of each party hereto to effect the Reincorporation Merger are subject to the receipt by the Company of approval of the requisite holders of its shares required to approve this Agreement and the transactions contemplated hereby pursuant to Section 607.1104 of the FBCA.

5.2    Dissenters’ Rights.     The obligations of the Company to effect the Reincorporation Merger are subject to there being holders of shares of Company Common Stock holding no more than a de minimis amount of the outstanding Company Common Stock, as determined by the Board of Directors of the Company in its sole discretion, who exercise appraisal, dissenters’ or similar rights under applicable law with respect to their Company Common Stock by virtue of the Reincorporation.

ARTICLE VI
TERMINATION

6.1.    Termination.     This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

7.1.    Modification or Amendment.     Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the requisite stockholders of the Company shall not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Company Common Stock or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would materially and adversely affect the Company or the holders of Company Common Stock.

7.2.    Counterparts.     This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3.    Governing Law.     This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

7.4.    Entire Agreement.     This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5.    No Third Party Beneficiaries.     This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6.    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7.    Headings.     The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

***

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

ALLIQUA, INC.,	ALLIQUA BIOMEDICAL, INC.,
A FLORIDA CORPORATION	A DELAWARE CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Appendix B

CERTIFICATE OF INCORPORATION

OF

ALLIQUA BIOMEDICAL, INC.

The undersigned, being a natural person for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware hereby certifies that:

First: The name of the corporation is Alliqua BioMedical, Inc. (hereinafter referred to as the “Corporation”).

Second: The address of the registered office of the Corporation in the State of Delaware is 1675 South State Street, Suite B, Dover, Kent County, Delaware 19901. The name of the registered agent of the Corporation at that address is Capitol Services, Inc.

Third: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the “DGCL”).

Fourth: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 46,714,286, consisting of 45,714,286 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 1,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

C. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock).

Fifth: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The directors of the Corporation need not be elected by written ballot unless the bylaws so provide.

C. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation or by written consent in lieu of a meeting pursuant to the provisions of Section 228 of the DGCL.

D. Special meetings of stockholders of the Corporation may be called only by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

E. An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the board of directors shall fix.

Sixth: B. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the Corporation’s first annual meeting of stockholders, the term of office of the second class to expire at the Corporation’s second annual meeting of stockholders and the term of office of the third class to expire at the Corporation’s third annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified; and (ii) if authorized by a resolution of the board of directors, directors may be elected to fill any vacancy on the board of directors, regardless of how such vacancy shall have been created. Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Certificate of Incorporation, and the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this Article SIXTH.

B. A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the board of directors, and, except as otherwise expressly required by law or by this Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless the board of directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by a majority vote of the directors then in office, even though less than a quorum of the board of directors (and not by stockholders), and any director so chosen shall serve for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

Seventh: The board of directors is expressly empowered to adopt, amend or repeal bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the bylaws of the Corporation, subject to any restriction that may be set forth in this Certificate of Incorporation (including any certificate of designation that may be filed from time to time); provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Corporation.

Eighth: A. To the fullest extent permitted by applicable law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law.

C. Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection or increase the liability of a director of the Corporation existing at the time of such repeal or modification.

Ninth: Except as otherwise set forth herein, the Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

Tenth: The incorporator is Christina T. Rodriguez, whose mailing address is c/o Haynes and Boone, LLP, 2323 Victory Avenue, Suite 700, Dallas, Texas 75219.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this 15th day of April, 2014.

/s/ Christina T. Rodriguez
Christina T. Rodriguez,
Incorporator

Appendix C

BYLAWS

OF

ALLIQUA BIOMEDICAL, INC.

ii

Article I
MEETINGS OF STOCKHOLDERS

Section 1.1 Annual Meeting.

(a)	An annual meeting of the stockholders, for the purpose of the election of directors to succeed those whose terms may expire in such year and for the transaction of such other business as may properly come before the meeting, shall be held at such place within or without the State of Delaware or solely by means of remote communication pursuant to Section 211(a)(2) of the Delaware General Corporation Law, on such date, and at such time as may be designated by the Board of Directors each year.

(b)	Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may only be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of record of the Corporation at the time of the giving of the notice required in Section 1.1(c) who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 1.1. The foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(c)	For nominations or business to be properly brought before an annual meeting by a stockholder of record pursuant to clause (iii) of Section 1.1(b), (i) the stockholder of record must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) the stockholder of record must provide to the Secretary of the Corporation any updates or supplements to such notice at the times and in the forms specified in this Section 1.1, (iii) any such business must be a proper matter for stockholder action under Delaware law and (iv) the stockholder of record and the beneficial owner or owners, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined in Section 1.1(d)(iii)(D)). To be timely, a notice by a stockholder of record must be received by the Secretary at the principal executive offices of the Corporation not less than 90 or more than 120 days prior to the one-year anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 1.1(c), if the meeting is convened more than 60 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the stockholder of record to be timely must be so received not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Corporation at least 10 days before the last day, a stockholder of record may deliver a notice of nomination in accordance with the preceding sentence, a notice by a stockholder of record required by this Section 1.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase in the number of directors, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a notice by a stockholder of record.

(d)	Such notice by a stockholder of record shall set forth:

(i)	If such notice pertains to the nomination of directors, as to each person whom the stockholder of record proposes to nominate for election or reelection as a director: (A) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act; (B) such person’s written consent to serve as a director if elected; (C) a description of all direct and indirect compensation or other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder of record and beneficial owner or owners, if any, and their respective affiliates and associates, or other persons acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates or other persons acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder of record making the nomination and any beneficial owner or owners, if any, or other person on whose behalf the nomination is made, or any affiliate or associate thereof or other person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (D) a completed and signed questionnaire, representation or agreement as may be required by the Corporation pursuant to Section 2.3 of Article II of these Bylaws.

(ii)	As to any business that the stockholder of record proposes to bring before the meeting: a brief description of such business, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder of record and the beneficial owner or owners, if any, or other persons on whose behalf the proposal is made or acting in concert therewith and a description of all agreements, arrangements and understandings between such stockholder of record and beneficial owner or owners, if any, and any other such person or persons (including their names) in connection with the proposal of such business by such stockholder of record.

(iii)	As to (1) the stockholder of record giving the notice and (2) the beneficial owner or owners, if any, or other persons on whose behalf the nomination or proposal is made or acting in concert therewith (each, a “party”):

3

(A)	the name and address of each such party;

(B)	(1) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (3) any proxy, contract, arrangement, understanding or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the Corporation, (4) any short interest or other borrowing arrangement in any security of the Corporation held by each such party (for purposes of this Section 1.1(d), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation,(6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance- related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner or other person, as the case may be, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date);

(C)	any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not such party intends to deliver a proxy statement or conduct its own proxy solicitation); and

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(D)	a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations for election as directors, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the stockholder of record or beneficial owner or owners, as the case may be, to be sufficient to elect the persons proposed to be nominated by the stockholder of record (such statement, a “Solicitation Statement”).

(iv)	A stockholder of record providing notice of a nomination of director or other business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 1.1 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

(e)	A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a stockholder of record in accordance with Section 1.1(b)(iii); or (ii) the person is nominated by or at the direction of the Board of Directors or a duly authorized committee thereof. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(f)	For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(g)	Notwithstanding the foregoing provisions of this Section 1.1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.1. Nothing in this Section 1.1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Section 1.2 Special Meetings.

(a)	Special meetings of the stockholders for any purpose, other than those required by statute, may be called at any time only by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors may postpone or reschedule any previously scheduled special meeting. Special meetings of the stockholders may not be called by any other person or persons. The Board of Directors may postpone or reschedule any previously scheduled special meeting. A special meeting of stockholders shall be held at such place within or without the State of Delaware or solely by means of remove communication pursuant to Section 211(a)(2) of the Delaware General Corporation Law, on such date, and at such time as designated in the notice of such special meeting.

(b)	Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. If a special meeting of stockholders has been called for the purpose of the election of directors, nominations of persons for election to the Board of Directors may be made at such special meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of record who, at the time of giving of notice provided for in this paragraph, shall be entitled to vote at the meeting, who delivers a written notice to the Secretary setting forth the information set forth in Section 1.1(d)(i) and 1.1(d)(iii) of this Article I and who provides to the Secretary of the Corporation any updates as supplements to such notice at the times and in the forms specified in Section 1.1(d)(iv). Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such stockholder of record’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder of record in accordance with the notice procedures set forth in this Article I.

(c)	Notwithstanding the foregoing provisions of this Section 1.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.2. Nothing in this Section 1.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Section 1.3 Notice of Meetings.

(a)	Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

(b)	When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 1.4 Quorum.

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chair of the meeting may adjourn the meeting to another place, if any, date, or time without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. A holder of stock shall be treated as being present at a meeting if the holder of such stock is (i) present in person at the meeting or (ii) represented at the meeting by a valid proxy executed in writing (or in such other manner permitted by the General Corporation Law of Delaware) by the stockholder, or by such person’s duly authorized attorney in fact.

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Section 1.5 Presiding Officers of the Meeting.

The Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the Board of Directors, or if there are not remaining directors serving, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, at such meeting shall call to order any meeting of the stockholders and act as chair of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chair of the meeting appoints.

Section 1.6 Conduct of Business.

The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the matters to be voted upon by the stockholders, the manner of voting and the conduct of discussion as seem to him or her in order. The chair shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors or the chair of the meeting after the closing of the polls unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

Section 1.7 Proxies and Voting.

(a)	At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or electronic transmission authorized pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b)	The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

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(c)	When a quorum is present at a meeting, all elections of directors shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively. In determining the number of votes cast, shares abstaining from voting or not voted on a matter (including elections) will not be treated as votes cast. The provisions of this Section 1.7(c) will govern with respect to all votes of stockholders except as otherwise provided for in these bylaws or in the certificate of incorporation or by some specific statutory provision, regulation or rule superseding the provisions contained in these bylaws or the certificate of incorporation.

Section 1.8 Stock List.

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 1.9 Action by Written Consent Without A Meeting.

Unless otherwise provided in the certificate of incorporation, any action required by this Article I to be taken at any annual or special meeting of stockholders of a corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.  If the action which is consented to is such as would have required the filing of a certificate under any section of the Delaware General Corporation Law if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the Delaware General Corporation Law.

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Article II
BOARD OF DIRECTORS

Section 2.1 Number, Election and Term of Directors.

Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided, with respect to the time for which they severally hold office, into three classes with the term of office of the first class to expire at the Corporation’s first annual meeting of stockholders, the term of office of the second class to expire at the Corporation’s second annual meeting of stockholders and the term of office of the third class to expire at the Corporation’s third annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the first annual meeting, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Section 2.2 Newly Created Directorships and Vacancies.

Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, whether or not such directors number less than a quorum (and not by stockholders), and directors so chosen shall serve for the remainder of the full term of the director for which the vacancy was created or occurred or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 2.3 Eligibility for Nomination as a Director.

To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Sections 1.1 and 1.2 of Article I of these bylaws or such period as the Board of Directors may specify) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which form of questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in writing to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

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Section 2.4 Regular Meetings.

Regular meetings of the Board of Directors shall be held without notice at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors. A notice of each regular meeting shall not be required.

Section 2.5 Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the President or a majority of the Whole Board and shall be held at such place, on such date, and at such time as they, or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mail or personal delivery or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 2.6 Quorum.

At any meeting of the Board of Directors, a majority of the Whole Board, by telephone or by other electronic communications, shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 2.7 Participation in Meetings by Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can speak and hear each other and such participation shall constitute presence in person at such meeting.

Section 2.8 Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Chairman of the Board, or in his or her absence, such chair of the meeting as the members of the Board of Directors present may elect, and such other business may thereafter be transacted in such order and manner as the Board of Directors may from time to time determine by vote of the majority of directors present, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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Section 2.9 Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation, the Board of Directors or a duly authorized committee thereof shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

Article III
COMMITTEES

Section 3.1 Committees of the Board of Directors.

In addition to the standing committees described below, the Board of Directors may from time to time designate additional committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect the director or directors to serve as the member or members of each such committee, designating the chair of each such committee and, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of each such committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 3.2 Regular Meetings.

Regular meetings of standing committees of the Board of Directors shall be held without notice at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors or such committee. A notice of each regular meeting shall not be required.

Section 3.3 Special Meetings.

Special meetings of committees of the Board of Directors may be called by the chair of such committee, the Board of Directors or, if requested in writing by two members of such committee, by the Secretary and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mail or personal delivery or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

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Section 3.4 Quorum.

At any meeting of a committee of the Board of Directors, a majority of the members of such committee then in office present in person, by telephone or by other electronic communications shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 3.5 Conduct of Business.

At any meeting of a committee of the Board of Directors, business shall be transacted in such order and manner as the chair of such committee, or in his or her absence, such chair of the meeting as the members of such committee present may elect, and such other business may thereafter be transacted in such order and manner as such committee may from time to time determine by vote of the majority of members present, and all matters shall be determined by the vote of a majority of the members present, except as otherwise provided herein or required by law. Action may be taken by a committee of the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of such committee of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Article IV
OFFICERS

Section 4.1 Generally.

The officers of the Corporation may consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer and may include the Chairman of the Board and such other officers as may from time to time be appointed by the Board of Directors or by a duly authorized committee thereof. Officers shall be appointed by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers appointed by the Board of Directors or by a duly authorized committee thereof shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

Section 4.2 Chief Executive Officer.

Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts, bonds, mortgages and other instruments of the Corporation and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, subject in all cases to the orders and resolutions of the Board of Directors.

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Section 4.3 President.

The President shall be the chief operating and administrative officer of the Corporation. He or she shall have general responsibility for the management and control of the operations and administration of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of president or which are delegated to him or her by the Board of Directors. Subject to the direction of the Board of Directors and the Chief Executive Officer, the President shall have power to sign all stock certificates, contracts, bonds, mortgages and other instruments of the Corporation and shall have general supervision and direction of all of the other officers (other than the Chief Executive Officer), employees and agents of the Corporation, subject in all cases to the orders and resolutions of the Board of Directors and to the direction of the Chief Executive Officer.

Section 4.4 Vice President.

Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.

Section 4.5 Treasurer.

The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 4.6 Secretary.

The Secretary shall issue all authorized notices for, and shall keep minutes of all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 4.7 Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

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Section 4.8 Removal.

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 4.9 Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

Article V
STOCK

Section 5.1 Certificates of Stock; Uncertificated Shares.

The shares of stock at the Corporation shall be represented by certificates, provided that the Board may provide, by resolution, that some or all classes or series of its stock may be uncertificated shares. Each holder of stock represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chief Executive Officer or the President, and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nonetheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.2 Transfer of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, shall be surrendered for cancellation before a new certificate, if any, is issued therefor.

Section 5.3 Record Date.

(a)	In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

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(b)	A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5.4 Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.5 Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

Article VI
NOTICES

Section 6.1 Notices.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 6.2 Waivers.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

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Article VII
MISCELLANEOUS

Section 7.1 Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 7.2 Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 7.3 Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 7.4 Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 7.5 Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 7.6 Dispute Resolution.

The Court of Chancery of the State of Delaware shall have exclusive jurisdiction to determine any dispute, claim or action brought by a stockholder, whether in the stockholder’s individual capacity or derivatively on behalf of the Corporation, against the Corporation, any current or former director or officer of the Corporation arising out of or in connection with any provision of the Delaware General Corporation Law, the Corporation’s Certificate of Incorporation, these Bylaws, any claim of a breach of fiduciary duty owed by any current or former director or officer of the Corporation or similar claim, any claim governed by the internal affairs doctrine of the State of Delaware and, to the maximum extent permitted by law, to any other dispute, claim or action. Further, Court of Chancery of the State of Delaware shall have exclusive jurisdiction to determine any dispute, claim or action brought against the Corporation by any current or former director, officer or other person entitled or purported to be entitled to indemnification from the Corporation by reason of the fact that he or she (or a person for whom he or she is a representative) is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether pursuant to the Corporation’s Certificate of Incorporation, these Bylaws or contractual agreement, with respect to any claims thereunder. Damages alone may not be an adequate remedy for any breach of this Section 7.6, and therefore, the Corporation or any current or former director or officer of the Corporation made a party to any actual or threatened action to which this Section 7.6 applies shall be entitled to injunction and/or specific performance without any requirement to post bond.

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Article VIII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 8.1 Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she (or a person for whom he or she is a representative) is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity or in any other capacity shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 8.3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 8.2 Right to Advancement of Expenses.

In addition to the right to indemnification conferred in Section 8.1 of this Article VIII, the Corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorney’s fees) incurred by an indemnitee in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 8.2 or otherwise.

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Section 8.3 Right of Indemnitee to Bring Suit.

If a claim under Section 8.1 or 8.2 of this Article VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4 Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors, or otherwise.

Section 8.5 Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

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Section 8.6 Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors or a duly authorized committee thereof, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 8.7 Nature of Rights.

The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or his or her successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such an amendment or repeal.

Article IX
AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

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Appendix D

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ALLIQUA BIOMEDICAL, INC.

Alliqua BioMedical, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1. The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on , 2014 (the “Certificate of Incorporation”).

2. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3. The Certificate of Incorporation is hereby amended to declassify the board of directors of the Corporation by deleting the first paragraph of ARTICLE SIXTH in its entirety and inserting the following in lieu thereof:

“SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. Commencing with the 2014 Annual Meeting, the directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected annually at each annual meeting of stockholders to hold office until the next annual meeting. Each director shall hold office either until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until such director’s earlier death, resignation or removal.”

4. Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Alliqua BioMedical, Inc., has caused this Certificate to be executed by its duly authorized officer on this _ day of ______, 2014.

ALLIQUA BIOMEDICAL, INC.

By:

Appendix E

ALLIQUA, INC.

2014 LONG-TERM INCENTIVE PLAN

The Alliqua, Inc. 2014 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Alliqua, Inc., a Delaware corporation (the “Company”), effective as of June __, 2014, subject to approval by the Company’s stockholders.

Article 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the board of directors of the Company.

2.6 “Change in Control” means any of the following, except as otherwise provided herein: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means Alliqua, Inc., a Delaware corporation, and any successor entity.

2.11 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19 “Incentive” is defined in Section 2.2 hereof.

2.20 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.22 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26 “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.27 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29 “Plan” means this Alliqua, Inc. 2014 Long-Term Incentive Plan, as amended from time to time.

2.30 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.34 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.37 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.39 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is two million (2,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one hundred fifteen thousand (115,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

Article 6

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $1,500,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

Article 7

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June __, 2024, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

Article 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Alliqua, Inc. 2014 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in New York, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

Article 16

ACCELERATION OF AWARD VESTING

16.1 Application. The provisions of this Article 16 shall apply notwithstanding any provisions of this Plan to the contrary.

16.2 Definitions.

(a) “Exempt Shares” means shares of Common Stock designated as “Exempt Shares” pursuant to Section 16.3.

(b) “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

(c) “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

16.3 Number of Shares Available for Awards. No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1 may be shares designated as “Exempt Shares.”

16.4 Full Value Award Vesting. Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

(a) All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

(b) All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(c) The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant's death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 16.4 or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

A copy of this Plan shall be kept on file in the principal office of the Company in New York, New York.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of June __, 2014, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

ALLIQUA, INC.

By:
Name:
Title:	Chief Executive Officer

Attest:

By:
Name:
Title:	Secretary

ALLIQUA, INC.
ATTN: BRIAN POSNER
2510 CABOT BLVD. WEST
LANGHORNE, PA 19047

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73659-P52428 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIQUA, INC.

Vote on Directors
(See voting instructions on the reverse side)

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s) under Proposal 3 or 4, mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Johnson
02) Perry Karsen
03) Joseph Leone
04) Kenneth Pearsen, M.D.
05) Jeffrey Sklar
06) David Stefansky
07) Jerome Zeldis, M.D., Ph.D.

Nominees:

08) David Johnson - Class I
09) Perry Karsen - Class I
10) Joseph Leone - Class I
11) Kenneth Pearsen, M.D. - Class II
12) Jerome Zeldis, M.D., Ph.D. - Class II

Vote on Proposals

The Board of Directors recommends you vote three years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
7. (Proposal 7) An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.	☐	☐	☐	☐

NOTE: To transact any and all other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M73660-P52428

ALLIQUA, INC.
Annual Meeting of Shareholders
June 5, 2014 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David Johnson, President and Chief Executive Officer, and Brian Posner, Chief Financial Officer, Treasurer and Secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Alliqua, Inc. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on June 5, 2014 at the Sheraton Bucks County Hotel, located at 400 N. Oxford Valley Rd., Langhorne, PA 19047, and any adjournment(s) or postponement(s) thereof.

The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side